                            [PICTURES APPEARS HERE]


                          Sage Life Investment Trust

                              2000 ANNUAL REPORT

                               DECEMBER 31, 2000

                         [SAGE LETTERHEAD APPEARS HERE]


          Dear Contract Owner:

          We are pleased to present you with this report about the Sage Life Investment Trust (the "Trust") for the year ending December 31, 2000.

          This report presents information about the five funds available through the Trust:

               .  EAFE(R) Equity Index Fund
               .  S&P 500(R) Equity Index Fund
               .  NASDAQ-100 Index(R) Fund
               .  All-Cap Growth Fund
               .  Money Market Fund

          Thesefunds are available only to owners of Sage Life's Asset I and Asset II variable annuities, and LifeAsset I variable life insurance contract.

          The report provides a market review, an overview of the funds and their year-end holdings and our outlook for each fund. Complete financial statements for the Trust are also included.

          Thank you for your investment in Sage variable products.

          Sincerely,

          SAGE LIFE INVESTMENT TRUST


          /s/ Robin I. Marsden

          Robin I. Marsden
          President and Chief Executive Officer

TABLE OF CONTENTS

                  MARKET REVIEW
                     S&P 500 Index.......................................  1
                     EAFE Index..........................................  3
                     Money Market Fund...................................  5
                     Nasdaq-100 Index....................................  6
                     All-Cap Growth Fund.................................  8

                  SCHEDULE OF INVESTMENTS
                     S&P 500 Equity Index Fund........................... 10
                     EAFE Equity Index Fund.............................. 14
                     Money Market Fund................................... 21
                     Nasdaq-100 Index Fund.................. ............ 22
                     All-Cap Growth Fund................................. 24

                  STATEMENTS OF ASSETS AND LIABILITIES................... 25

                  STATEMENTS OF OPERATIONS............................... 26

                  STATEMENTS OF CHANGES IN NET ASSETS.................... 27

                  FINANCIAL HIGHLIGHTS................................... 29

                  NOTES TO FINANCIAL STATEMENTS.......................... 31

                  REPORT OF INDEPENDENT AUDITORS......................... 36

                  TAX INFORMATION (UNAUDITED)............................ 37

S&P 500 INDEX MARKET REVIEW

FOURTH QUARTER 2000

The fourth quarter of 2000 saw an extraordinary fall in equity returns with the S&P 500 losing 7.82% for the quarter. The negative return in the S&P 500 was the first negative return of the Index during the fourth quarter since 1994 when the Index lost 0.02%. The market turned decidedly toward value stocks during the quarter as indicated by the dramatic dispersion in the returns of the Russell 1000 Value Index (+3.60%) and the Russell 1000 Growth Index (-21.34%).

YEAR 2000 - VALUE COMES BACK - TECHNOLOGY REVERSES

The year 2000 saw some dramatic performance differences for capitalization and style indices. The Russell 1000 Value Index returned 7.02% while the Russell 1000 Growth Index returned -22.43%. Much of the 29.45% swing is attributable to the poor performance of the technology sector that dominates the growth universe. Small cap stocks experienced similar performance dispersion as the Russell 2000 Value Index returned 22.83% while the Russell 2000 Growth Index returned -22.43% for 2000, a 45.26% swing.

Unlike 1999, technology did not lead the S&P 500 Index performance. In fact, it comes as no surprise that technology was the largest detractor for the S&P 500 Index in 2000. From the well-publicized legal troubles of Microsoft to the fundamental problems at Lucent Technology, the sector has suffered to levels unimaginable just a short time ago. Microsoft provided the largest drag on a cap-weighted basis and was joined by Lucent, Cisco and Yahoo. Indeed, 11 out of the 15 largest negative contributors on a cap-weighted basis to the performance of the Index were technology companies. The other four were retail giants Wal-Mart and Home Depot as well as utility sector components WorldCom and AT&T.

Not all was lost for the last twelve months though. The financial and health care sectors turned in a decent year in 2000. The biggest contributors to the S&P 500 Index performance for the past twelve months have come from these two sectors.

The financial companies include AIG, overall the largest positive performance contributor for 2000, Citigroup and Wells Fargo. Strong performers in the health care sector include some of the large pharmaceutical firms such as Merck, Pfizer and Warner-Lambert.

INDEX CHANGES

As of December 31, 2000, Standard & Poor's made 59 additions and 58 deletions to S&P 500 Index for the year (a December 31, 1999 deletion did not have an offsetting addition until January 3, 2000, hence, the difference in the number of additions and deletions). The addition of JDS Uniphase on July 26, 2000 was the major index change for 2000. At just under 1% of the universe, JDS Uniphase was the largest addition to the S&P 500 since Microsoft was added. Deletions generally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of representation in business sectors.

SAGE LIFE INVESTMENT TRUST
S&P 500 EQUITY INDEX FUND
ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

The graph below compares the growth in value of a $10,000 investment in the S&P 500 Equity Index Fund with the performance of the S&P 500 Composite Stock Price Index. The graph assumes that distributions are reinvested.

S&P 500 EQUITY INDEX FUND
TOTAL RETURN PERFORMANCE

                             [GRAPH APPEARS HERE]

S & P 500 Equity Index Fund               S & P 500 Composite Stock Price Index

Feb-19-99       10,000.00                                10,000.00
   Mar-99       10,350.00                                10,380.73
   Jun-99       11,070.00                                11,077.48
   Sep-99       10,340.00                                !0,351.20
   Dec-99       11,872.00                                11,856.54
   Mar-00       12,195.00                                12,093.22
   Jun-00       11,801.00                                11,738.31
   Sep-00       11,690.00                                11,592.33
   Dec-00       10,826.00                                10,890.82

Average Annual Total Return for the Periods ended December 31, 2000.

                                              ONE-YEAR         SINCE INCEPTION *
S&P 500 EQUITY INDEX FUND                      (8.81%)              4.34%
S&P 500 COMPOSITE STOCK PRICE INDEX            (9.13%)              4.71%

* Inception date February 19, 1999

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

"Standard & Poor's(R)," "S&P(R)," "Standard and Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Sage. S&P does not sponsor, endorse, sell or promote the Fund and S&P makes no representation regarding the advisability of investing in the Fund.

EAFE INDEX MARKET REVIEW

FOURTH QUARTER 2000

The MSCI EAFE Index fell 2.7% in the last quarter of the year, making its loss for the full year 14.2%. Throughout EAFE, major telecommunications firms probed new lows during the final months of the year, continuing a downtrend that prevailed through most of 2000. After the European Central Bank lifted interest rates in early October, no additional policy moves were forthcoming from either the ECB or the Bank of Japan. However, investors perceived relative resilience in the European economies, in contrast to renewed risk of recession in Japan. Correspondingly, MSCI Europe rose 2.8% in November and December, paring its full-year decline to 8.4%. MSCI Pacific, on the other hand, dropped 7.3% over the same period, and lost a disheartening 25.8% for the full year.

COUNTRY ALLOCATION

The best performing EAFE markets for the period of November and December were Switzerland (up 13.9% for two months), Portugal (up 8.9%), and Finland (up 8.2%). Switzerland, whose 2000 return of 5.8% also made it the best performer in EAFE for the full year, saw its franc enjoy the same vigorous upturn that boosted the euro in December, and defensive plays like drug-maker Novartis rose during the quarter. Additionally, Finland held in nicely due to firmness in flagship equity Nokia. The cell-phone maker continues to be optimistic about its growth prospects.

Leading EAFE lower were Japan (down 10.0%) and Sweden (down 7.0%). Japan was the second- worst performer for all of 2000, as the renewed declines in the yen brought its full-year loss to 28.2%. Only tiny New Zealand, which fell 33.5% for the year, largely due to a steady decline in New Zealand Telecom, kept Japan from having the lowest return among EAFE countries. The ongoing decline in Japanese equities has dropped its weight in EAFE to below 23%. Sustainable economic recovery remains elusive, as the entrenched Liberal Democratic Party continues to alienate public confidence with unimaginative stimulus schemes; bankruptcy filings rose steadily throughout 2000. Sweden, whose 21.3% full-year loss made it the worst EAFE market in Europe, fell victim to declining fortunes at handset maker Ericsson. Its loss of market share to Nokia kept Ericsson shares under pressure, and was a major driver of Sweden's underperformance of Finland in the fourth quarter. In addition, the Swedish krona remains unlinked to the euro, against which it has continued to weaken.

OUTLOOK FOR 2001

With a strong finish to 2000, +3.55% for December, EAFE seems to have solid prospects for 2001. The inordinately strong U.S. dollar may be in the process of conceding its hegemony, as global capital flows seek havens where economic slowdown appears to be less precipitous. The yen, to be sure, may weaken for similar reasons, but the relative prosperity in Europe bodes well for the euro. Equities in Europe are modestly cheaper than their U.S. counterparts, and if they get a tailwind from the currency, they could enjoy much greater attention from international investors. Japanese shares are cheap relative to their own history, but it may take a change in the political scene to catalyze a lasting move to higher prices.

SAGE LIFE INVESTMENT TRUST
EAFE EQUITY INDEX FUND
ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

The graph below compares the growth in value of a $10,000 investment in the EAFE Equity Index Fund with the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index). The graph assumes that distributions are reinvested.

EAFE EQUITY INDEX FUND
TOTAL RETURN PERFORMANCE

EAFE Equity Index Fund                        MSCI EAFE Index

Mar-22-99       10,000.00                        10,000.00
   Mar-99        9,880.00                         9,895.57
   Jun-99       10,100.00                        10,112.03
   Sep-99       10,510.00                        10,519.84
   Dec-99       12,329.70                        12,269.45

   Mar-00       12,269.26                        12,221.50
   Jun-00       11,846.18                        11,701.82
   Sep-00       10,879.15                        10,725.11
   Dec-00       10,644.05                        10,403.75

Average Annual Total Return for the Periods ended December 31, 2000.

                                ONE-YEAR          SINCE INCEPTION *
EAFE EQUITY INDEX FUND           (13.67%)            3.55%
MSCI EAFE INDEX                  (14.17%)            2.95%

* Inception date March 22, 1999

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

MONEY MARKET FUND MARKET REVIEW

The economic slowdown is here, and forecasters now are assessing the likelihood of an economic contraction. The Federal Reserve surprised markets with a 50 basis point rate cut on January 3, followed by another 50 basis points on January 31.

Evidence of the slowdown is widespread. The US economy grew at a meager 1.4% annual pace in the 4/th/ quarter of 2000, the slowest in 5.5 years. Housing starts have been running 5-10% below year-earlier levels since summer, despite a drop in mortgage rates. Retail sales rose an average of just 0.1% per month over the four months August-November; December numbers were flat. From record levels earlier in the year, sales of motor vehicles dropped sharply in the fourth quarter. Since March, business inventories have risen faster than sales, reversing a trend that persisted throughout the 1990s. Businesses are responding by closing factories and announcing layoffs. Industrial production fell sharply in the 4/th/ quarter, and initial claims for unemployment rose to a weekly average of over 350 thousand in December, from a low of less than 270 thousand in March. After rising steadily in recent years, factory orders were flat for most of the year.Finally, the Conference Board's Index of Leading Indicators fell throughout the 4/th/ quarter, suggesting minimal growth ahead.

Consumer confidence has been moving lower since summer, reflecting higher energy prices, a weak stock market, and slower economic gains. In December, the share of consumers expecting to buy a new home was 3.1%, down from 4.1% in August; the share planning to buy a car declined to 7.3% from 9.1% over the same period. Consumers have yet to see any benefits from a recent drop in oil prices, but they are starting to feel the effects of sharply higher natural gas prices. If winter heating requirements remain above normal, low natural gas inventories and high prices may persist through 2001.

If consumers decide to curtail spending (which we consider highly likely), there is significant room to retrench. In the record expansion of the 1990s, consumers increased spending much faster than income. Saving declined from over 8% of income in the early 1990s to 0% in 2000. With stock market wealth eroding, households may decide that they need to increase saving activity - reduce spending growth below income growth. Moreover, after a decade of record spending, there is little pent-up demand to drive purchases of big-ticket items if confidence weakens. We expect household spending to grow less than 4% (less than 2% after adjusting for inflation) in 2001, compared to close to 8% this year. We also expect investment spending growth to slow from the double-digit pace of 2000 to closer to 5% in 2001. In many industries, operating rates are low, profits are eroding, and financing is becoming more restrictive.

There is growing evidence that tight labor markets are pushing up increases in wages and benefits costs; however, we think any up-tick in inflation will be transitory. We see plenty of productive capacity around the world, and there is growing evidence of slower economic growth in other regions of the globe, not just in the U.S. We are lowering our forecast of inflation-adjusted economic growth for 2001 to 2%. This outlook is consistent with lower interest rates and risk of further weakness in the stock market in 2001.

Net assets for the Sage Money Market Fund ending 12/31/00 totaled $2.894 million, substantially higher than the net assets reported on 9/30/00 of $2.385 million. The composition of the fund remains well diversified with the majority of assets concentrated in commercial paper and the balance invested in agency discount notes. At year end the weighted average maturity of the portfolio was extended to 34 days in anticipation of lower rates in 2001.


                             30 DAY RELATIVE YIELD
                                MAR 99 - DEC 00


[Graft appear here]

30 DAY YIELD COMPARISON

MONTH      SAGE    IBC
-----      ----    ---                Sage = Sage MM Fund
Mar '99    4.28    4.23               IBC = IBC First Tier Retail Index
Apr        4.28    4.21
May        4.25    4.19
Jun        4.28    4.23              *February 19, 1999 inception date
Jul        4.45    4.36               for Sage Money Market Fund
Aug        4.59    4.47
Sep        4.76    4.62
Oct        4.86    4.73
Nov        4.93    4.88
Dec        5.34    5.08
Jan '00    5.41    5.12
Feb        5.25    5.16
Mar        5.34    5.24
Apr        5.48    5.37
May        5.66    5.54
Jun        5.98    5.81
Jul        6.09    5.90
Aug        5.99    5.92
Sep        6.00    5.90
Oct        5.97    5.90
Nov        5.99    5.90
Dec        6.02    5.90

NASDAQ-100 INDEX MARKET REVIEW

The fourth quarter of 2000 was a very difficult three months for the Nasdaq-100 Index. Although many indices posted negative returns for this period, the Nasdaq-100 Index was one of the hardest hit of all the US indices. The total return of the Nasdaq-100 Index was -34.41% for the three months ending 12/31/00. Value stocks drastically outperformed their growth counterparts during the quarter and, as a result, indices with growth biases suffered significantly for the year as a whole as well as for the final four months of 2000.

Only a handful of industries within the Nasdaq-100 Index provided positive returns for the three months ending 12/31. The combined effect of these strong performers was, unfortunately, negligible due to their small representation within the index. The five industries with positive returns for the fourth quarter were Chemical Speciality, Health Care, Paper & Forest Products, Restaurants, and Truck & Auto Parts. These five industries represent less than 1 1/2% of the index's total capitalization. On the other hand, Computer Software/Services - with a 3 month return of approximately -35% accounts for roughly 25% of the Nasdaq 100 Index. The Computer Software/Services industry includes such notable companies as Microsoft, CMGI, Inc and Yahoo, Inc - all of whom posted fourth quarter returns in excess of -50%.

SAGE LIFE INVESTMENT TRUST
NASDAQ-100 INDEX FUND
ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

The graph below compares the growth in value of a $10,000 investment in the NASDAQ - 100 Index Fund with the performance of the NASDAQ 100 Stock Index. The graph assumes that distributions are reinvested.

NASDAQ - 100 INDEX FUND
TOTAL RETURN PERFORMANCE

NASDAQ - 100 Fund              NASDAQ - 100 Stock Index
----------------------         ------------------------
Sep-18-00    10,000.00                       10,000.00
   Sep-00     9,850.00                        9,958.42
   Oct-00     9,090.00                        9,154.32
   Nov-00     6,960.00                        6,990.73
   Dec-00     6,540.00                        6,530.99

Total Return for the Period ended December 31, 2000.

                                            SINCE INCEPTION *
NASDAQ-100 INDEX FUND                            (34.60%)
NASDAQ - 100 STOCK INDEX                         (34.69%)


*  Inception date September 18, 2000

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R)are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by Sage Advisors, Inc. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

ALL-CAP GROWTH FUND MARKET REVIEW

GENERAL PERFORMANCE DISCUSSION

The All-Cap Growth Fund opened at a rather inauspicious time, in the middle of September of the year 2000 during one of the worst stretches for growth investing in recent memory. The fourth quarter of 2000 in particular turned out to be one of the weakest quarters for growth investing in decades, as the Russell 3000 Growth Index was down over 21% and the NASDAQ Composite was down 32%. Nevertheless, the Fund performed reasonably well on a relative basis, as it was down 21.40%, while its benchmark the Russell 3000 Growth Index was down 22.34% from the date of inception through the end of 2000. While we are never satisfied with negative returns, we are pleased to have effectively managed our downside risk during this extremely volatile period in the U.S. equity markets.

WHICH SECTORS CONTRIBUTED AND DETRACTED FROM PERFORMANCE?

Our energy sector holdings were clearly the strongest positive contributors to the Fund's 2000 performance . Barrett Resources, in particular, was a terrific performer, up over 50% since the time of purchase. Our decision to be overweight in the financial services sector also had a positive impact on the Fund's 2000 performance. Financial services companies benefited from a change in investors' expectations following clear signals from the Federal Reserve that it was through raising interest rates and was beginning to consider lowering them. Providian Financial and Capital One were two holdings in this sector that were positive contributors.

Given the sharp sell off in technology during the fourth quarter, the Fund was most negatively impacted by its technology sector holdings. Microsoft and Cisco Systems were a few of the larger holdings and Acterna and Corvis were a few of the smaller holdings in the technology sector that posted negative returns for the Fund. Fortunately, we reduced our technology exposure to a slightly underweight position, which helped our relative performance. The Fund was also hurt by its consumer discretionary sector holdings. The rapidly slowing economy caused the U.S. consumer to spend less at Home Depot, Wal-Mart, Starbucks and the like, all of which were held by the Fund in 2000.

OUTLOOK FOR 2001

While the first half of 2001 is likely to be volatile as the economy continues to struggle, we believe the second half of the year will show improvement, as excess inventory currently held by many companies is absorbed and the economy begins to snap back in response to the Federal Reserve's two January rate cuts. While a recession is possible, we believe any recession will be relatively shallow and transitory.

Historically, growth stocks have tended to perform well in a falling interest rate environment, particularly those growth stocks with stable and predictable earnings, the kind of stocks we seek to hold in the Fund. Thus, the current volatility presents us with a good buying opportunity to add to some of the holdings that we believe will enable the Fund to deliver strong results, particularly in the second half of 2001.

SAGE LIFE INVESTMENT TRUST
ALL-CAP GROWTH FUND
ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

The graph below compares the growth in value of a $10,000 investment in the All
- Cap Growth Fund with the performance of the Russell 3000 Growth Index. The graph assumes that distributions are reinvested.

ALL - CAP GROWTH FUND
TOTAL RETURN PERFORMANCE

  All-Cap Growth Fund                     Russell 3000 Growth Index
-----------------------------
Sep-18-00       10,000.00                                10,000.00
   Sep-00       10,130.00                                 9,869.30
   Oct-00        9,170.00                                 9,382.88
   Nov-00        7,720.00                                 7,975.65
   Dec-00        7,860.00                                 7,766.25

Total Return for the Period ended December 31, 2000.

                                         SINCE INCEPTION *
ALL - CAP GROWTH FUND                       (21.40%)
RUSSELL 3000 GROWTH INDEX                   (22.34%)

*  Inception date September 18, 2000

Past performance is not indicative of future results.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns presented assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Fund.

SAGE LIFE INVESTMENT TRUST
S&P 500 EQUITY INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                          Market
Shares                                                    Value
          COMMON STOCK - 99.7%
          Advertising - 0.3%
     145    Interpublic Group of Co., Inc.              $  6,171
     100    Omnicom Group, Inc.                            8,288
                                                        --------
                                                          14,459
                                                        --------
          Aerospace - 0.3%
      50    General Dynamics Corp.                         3,900
     200    Lockheed Martin Corp.                          6,790
     156    Raytheon Co.                                   4,846
      28    Teledyne Technologies, Inc.*                     662
                                                        --------
                                                          16,198
                                                        --------
          Airlines - 0.2%
      64    AMR Corp.*                                     2,508
      51    Delta Air Lines, Inc.                          2,560
      57    US Airways Group, Inc.*                        2,312
                                                        --------
                                                           7,380
                                                        --------
          Automobiles - 0.7%
     795    Ford Motor Co.                                18,633
     259    General Motors Corp.                          13,193
      12    General Motors Corp. Class H                     276
                                                        --------
                                                          32,102
                                                        --------
          Auto Parts & Equipment - 0.2%
     100    Dana Corp                                      1,531
      50    Eaton Corp                                     3,759
     100    Genuine Parts Co                               2,619
      63    TRW, Inc                                       2,441
      59    Visteon Corp                                     679
                                                        --------
                                                          11,029
                                                        --------
          Banks - 6.1%
     657    Bank of America Corp                          30,140
     319    Bank of New York Co., Inc                     17,605
     471    Bank One Corp                                 17,250
     484    Chase Manhattan Corp                          21,992
   2,054    Citigroup, Inc                               104,882
     463    Firstar Corp                                  10,765
     368    Fleet Boston Financial Corp                   13,823
     121    Huntington Bancshares, Inc                     1,959
     200    Mellon Financial Corp                          9,838
     278    National City Corp                             7,993
     100    St. Paul Co., Inc                              5,431
      73    State Street Corp                              9,067
     100    Summit Bancorp                                 3,819
     123    Suntrust Banks, Inc                            7,749
     350    U.S. Bancorp                                  10,216
     261    Washington Mutual, Inc                        13,849
                                                        --------
                                                         286,378
                                                        --------
          Beverages - 2.3%
     322    Anheuser-Busch Co., Inc                       14,651
      50    Brown-Forman Corp                              3,325
     968    Coca-Cola Co                                  58,988
     200    Coca-Cola Enterprises, Inc                     3,800
     552    Pepsico, Inc                                  27,359
                                                        --------
                                                         108,123
                                                        --------
          Broadcasting - 1.1%
     100    Clear Channel Communications, Inc.*            4,844
     400    Comcast Corp.*                                16,700
     654    Viacom, Inc.*                                 30,575
                                                        --------
                                                          52,119
                                                        --------
          Building Materials - 0.2%
     200    Masco Corp                                     5,138
     100    Sherwin-Williams Co                            2,631
                                                        --------
                                                           7,769
                                                        --------

          Business Services - 0.1%
     359    Cendant Corp.*                              $  3,455
      27    Perkinelmer, Inc                               2,835
                                                        --------
                                                           6,290
                                                        --------
          Chemicals &Products -  4.8%
     100    Air Products & Chemicals, Inc                  4,100
     535    American Home Products Corp                   33,999
     798    Bristol-Myers Squibb Co                       59,002
     300    Dow Chemical Co                               10,988
     416    Du Pont, (E.I.) de & Co Nemours               20,098
      47    Eastman Chemical Co                            2,291
     200    Halliburton Co                                 7,250
     540    Pharmacia Corp                                32,940
     956    Philip Morris Co., Inc                        42,064
      75    PPG Industries, Inc                            3,473
     116    Rohm & Haas Co                                 4,212
      76    Union Carbide Corp                             4,090
     100    UST, Inc                                       2,806
                                                        --------
                                                         227,313
                                                        --------
          Clothing Chains - 0.1%
      70    V.F. Corp                                      2,537
                                                        --------
          Commercial Services - 1.0%
     955    America Online, Inc.*                         33,234
     100    Ecolab, Inc                                    4,319
     225    Paychex, Inc                                  10,941
                                                        --------
                                                          48,494
                                                        --------
          Communication Information - 5.6%
     100    Alltel Corp                                    6,244
   1,505    AT&T Corp                                     26,055
     752    BellSouth Corp                                30,785
      97    Broadcom Corp.*                                8,197
   2,821    Cisco Systems, Inc.*                         107,903
     100    Linear Technology Corp                         4,625
     100    Maxim Integrated Products , Inc.*              4,781
     312    Qualcomm, Inc.*                               25,643
     482    Qwest Communication International, Inc.*      19,762
     200    Siebel Systems, Inc.*                         13,550
     159    Veritas Software Corp.*                       13,913
                                                        --------
                                                         261,458
                                                        --------
          Computer Industry - 7.1%
      85    Adobe Systems, Inc                             4,946
     280    Automatic Data Processing, Inc                17,728
     100    BMC Software, Inc.*                            1,400
       5    Broadvision, Inc.*                                59
     100    Ceridian Corp.*                                1,994
     100    Computer Sciences Corp.*                       6,013
   1,078    Dell Computer Corp.*                          18,798
     875    EMC Corp.*                                    58,188
     200    Electro Data Systems Corp                     11,550
     165    Gateway, Inc.*                                 2,968
      32    Intuit, Inc.*                                  1,262
       6    Lexmark International, Inc.*                     266
   2,128    Microsoft Corp.*                              92,568
   2,342    Oracle Corp.*                                 68,064
      72    Sabre Holdings Corp                            3,105
   1,348    Sun Microsystems, Inc.*                       37,576
     100    Unisys Corp.*                                  1,463
     200    Yahoo!, Inc.*                                  6,034
                                                        --------
                                                         333,982
                                                        --------

                      See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
S&P 500 EQUITY INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS


                                                     Market
                                                      Value

        Computer Software & Services - 0.2%

    108   Applera Corp.............................  $10,159
                                                     -------

        Conglomeratess - 0.1%

     63   Textron, Inc.............................    2,930
                                                     -------

        Consumer Products - 2.5%

    100   Avon Products, Inc.......................    4,788
    100   Best Buy Co., Inc.*......................    2,956
     64   Black & Decker Corp......................    2,512
    100   Clorox Co................................    3,550
    200   Colgate-Palmolive Co.....................   12,910
    200   Compuware Corp.*.........................    1,250
    347   Corning, Inc.............................   18,326
    100   Fortune Brands, Inc......................    3,000
    430   Gillette Co..............................   15,534
    100   Goodyear Tire & Rubber Co................    2,299
    130   Hasbro, Inc..............................    1,381
     44   International Flavors & Fragrances, Inc..      894
    200   Mattel, Inc..............................    2,888
     50   Maytag Corp..............................    1,616
    134   Newell Rubbermaid, Inc...................    3,049
    474   Procter & Gamble Co......................   37,179
     62   W.W. Grainger, Inc.......................    2,263
     10   Water Pik Technologies, Inc.*............       70
                                                     -------
                                                     116,465
                                                     -------
        Consumer Services - 3.7%

    163   Albertson's, Inc.........................    4,320
    156   Dollar General Corp......................    2,945
    100   Donnelley R.R. & Sons Co.................    2,700
    162   Fedex Corp.*.............................    6,474
    100   Gannett Co., Inc.........................    6,306
    128   May Department Stores Co.................    4,192
    100   New York Times Co. Class A...............    4,006
    100   Office Depot, Inc.*......................      713
    149   Sears, Roebuck & Co......................    5,178
    298   Sysco Corp...............................    8,940
    160   TJX Co., Inc.............................    4,440
    155   Toys 'R' Us, Inc.*.......................    2,587
  1,794   Wal-Mart Stores, Inc.....................   95,306
    841   Walt Disney Co...........................   24,336
                                                     -------
                                                     172,443
                                                     -------
        Diversified Manufacturing - 1.4%

    100   Allegheny Technologies, Inc..............    1,588
    100   BB&T Corp................................    3,731
    161   Minnesota Mining and Manufacturing Co....   19,401
     51   Nucor Corp...............................    2,024
    709   Tyco International Ltd...................   39,350
                                                     -------
                                                      66,094
                                                     -------
        Electric Services - 0.6%

     20   Ameren Corp..............................      926
    100   FirstEnergy Corp.........................    3,156
     70   GPU, Inc.................................    2,577
     72   Nisource, Inc............................    2,214
    132   PG&E Corp................................    2,640
     68   PPL Corp.................................    3,073
     77   TXU Corp.................................    3,412
    200   Williams Co., Inc........................    7,988
                                                     -------
                                                      25,986
                                                     -------
        Electric Machinery Equipment - 0.7%

     64   Cooper Industries, Inc...................    2,940
    100   Deere & Co...............................    4,581
    178   Emerson Electric Co......................   14,029
      1   Energizer Holdings, Inc.*................       22
    108   Network Appliance, Inc.*.................    6,937
     74   Parker-Hannifin Corp.....................    3,265
                                                     -------
                                                      31,774
                                                     -------
        Electronics - 1.4%

    200   Altera Corp.*............................  $ 5,263
    113   Analog Devices, Inc.*....................    5,784
    367   Applied Materials, Inc.*.................   14,015
    100   KLA Tencor Corp.*........................    3,369
    169   LSI Logic Corp.*.........................    2,888
    200   Micron Technology, Inc.*.................    7,100
     41   QLogic Corp.*............................    3,157
    100   Rockwell International Corp..............    4,763
     65   Sanmina Corp.*...........................    4,981
    200   Solectron Corp.*.........................    6,780
    100   Teradyne, Inc.*..........................    3,725
    100   Xilinx, Inc.*............................    4,613
                                                     -------
                                                      66,438
                                                     -------
        Financial Services - 8.2%

    337   Allstate Corp............................   14,681
    600   American Express Co......................   32,963
     84   Bear Stearns Co., Inc....................    4,258
    100   Capital One Financial Corp...............    6,581
    552   Charles Schwab Corp......................   15,663
     72   Chubb Corp...............................    6,228
     73   Comerica, Inc............................    4,334
     73   Countrywide Credit Industries, Inc.......    3,668
    100   Equifax, Inc.............................    2,869
    384   Fannie Mae...............................   33,312
    150   Fifth Third Bancorp......................    8,963
    374   First Union Corp.........................   10,402
    100   Franklin Resources, Inc..................    3,810
    273   Freddie Mac..............................   18,803
     96   Golden West Financial Corp...............    6,480
     54   H&R Block, Inc...........................    2,234
    100   Hartford Financial Services Group, Inc...    7,063
    200   Household International, Inc.............   11,000
    200   KeyCorp..................................    5,600
    126   Lehman Brothers Holding, Inc.............    8,521
     50   Loews Corp...............................    5,178
     50   MBIA, Inc................................    3,706
    362   MBNA Corp................................   13,371
    342   Merrill Lynch & Co.......................   23,320
     63   Morgan (J.P.) & Co.......................   10,427
    479   Morgan Stanley Dean Witter & Co..........   37,961
    100   Northern Trust Corp......................    8,156
    118   PNC Financial Services Group.............    8,621
    102   Providian Financial Corp.................    5,865
    100   Regions Financial Corp...................    2,731
    100   Synovus Financial Corp...................    2,694
     75   Torchmark Corp...........................    2,883
    100   Union Planters Corp......................    3,575
    100   USA Education, Inc.......................    6,800
     72   Wachovia Corp............................    4,185
    671   Wells Fargo & Co.........................   37,366
                                                     -------
                                                     384,272
                                                     -------
        Food - 1.5%

     33   0Archer-Daniels-Midland Co...............    4,950
    175   Campbell Soup Co.........................    6,059
    200   Conagra Foods, Inc.......................    5,200
    104   General Mills, Inc.......................    4,635
    126   Heinz (H.J.) Co..........................    5,977
     54   Hershey Foods Corp.......................    3,476
    172   Kellogg Co...............................    4,515
     49   Quaker Oats Co...........................    4,771
    120   Ralston Purina Group.....................    3,135
    400   Sara Lee Corp............................    9,825
    100   Supervalue, Inc..........................    1,388
    208   Unilever NV..............................   13,091
     50   W.M. Wrigley Jr. Co......................    4,791
                                                     -------
                                                      71,813
                                                     -------



                      See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
S&P 500 EQUITY INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                                Market
  Shares                                                        Value

             Gold & Mining - 0.1%

     277      Barrick Gold Corp.............................    $  4,537
     100      Newmont Mining Corp...........................       1,706
                                                                --------
                                                                   6,423
                                                                --------
             Health Care Services - 3.3%

      67      Aetna, Inc.*..................................       2,751
     400      Amgen, Inc.*..................................      25,575
     450      Eli Lilly & Co................................      41,878
     555      Johnson & Johnson.............................      58,310
     100      McKesson HBOC, Inc............................       3,589
     156      Tenet Healthcare Corp.*.......................       6,932
     200      UnitedHealth Group, Inc.......................      12,275
      34      Wellpoint Health Networks, Inc.*..............       3,919
                                                                --------
                                                                 155,229
                                                                --------
             Hotels - 0.1%

     200      Hilton Hotels Corp............................       2,100
     100      Marriott International, Inc...................       4,225
                                                                --------
                                                                   6,325
                                                                --------
             Insurance - 3.5%

      59      AFLAC, Inc....................................       4,259
     100      American General Corp.........................       8,150
     903      American International Group, Inc.............      89,002


     150      Aon Corp......................................       5,138
      74      Cigna Corp....................................       9,790
     100      Cincinnati Financial Corp.....................       3,956
     200      Conseco, Inc..................................       2,638
     209      Delphi Automotive Systems Corp................       2,351
     100      Humana, Inc.*.................................       1,525
      50      Jefferson-Pilot Corp..........................       3,738
     100      Lincoln National Corp.........................       4,731
     103      Marsh & McLennan Co., Inc.....................      12,051
      67      MGIC Investment Corp..........................       4,518
      50      Progressive Corp..............................       5,181
      80      Safeco Corp...................................       2,630
     143      Unumprovident Corp............................       3,843
                                                                --------
                                                                 163,501
                                                                --------

             Machinery - 0.3%

     160      Caterpillar, Inc..............................       7,570
     100      Ingersoll-Rand Co.............................       4,188
                                                                --------
                                                                  11,758
                                                                --------
             Manufacturing Industries - 0.8%

     122      Alcan Aluminium Ltd...........................       4,171
     326      Alcoa, Inc....................................      10,921
     100      Danaher Corp..................................       6,838
     100      Dover Corp....................................       4,056
     107      Eastman Kodak Co..............................       4,213
     100      Illinois Tool Works, Inc......................       5,956
      50      Johnson Controls, Inc.........................       2,600
                                                                --------
                                                                  38,755
                                                                --------

             Medical Equipment & Supplies - 1.6%

     100      Baxter International,Inc......................       8,831
     100      Becton, Dickinson & Co........................       3,463
     117      Biomet, Inc...................................       4,643
     200      Boston Scientific Corp.*......................       2,738
     151      Guidant Corp.*................................       8,145
     267      HCA - Healthcare Co...........................      11,751
     300      Healthsouth Corp.*............................       4,894
     512      Medtronic, Inc................................      30,912
                                                                --------
                                                                  75,377
                                                                --------

             Office & Business Equipment - 0.1%

      28      Mercury Interactive Corp.*....................       2,527
     100      Pitney Bowes, Inc.............................       3,313
                                                                --------
                                                                   5,840
                                                                --------
             Oil & Gas - 6.9%

     145      Anadarko Petroleum Corp.......................      10,307
       6      Apache Corp...................................         420
     200      Baker Hughes, Inc.............................       8,313
     100      Burlington Resources, Inc.....................       5,050

     260      Chevron Corp..................................    $ 21,954
     100      Coastal Corp..................................       8,831
     100      Conoco, Inc...................................       2,894
       3      Devon Energy Corp.............................         183
      63      El Paso Energy Corp...........................       4,512
     319      Enron Corp....................................      26,517
   1,382      Exxon Mobil Corp..............................     120,148
       7      Nabors Industries, Inc.*......................         414
     200      Occidental Petroleum Corp.....................       4,850
     100      Phillips Petroleum Co.........................       5,688
     100      Praxair, Inc..................................       4,438
     854      Royal Dutch Petroleum Co......................      51,720
     272      Schlumberger Ltd..............................      21,743
     244      Texaco, Inc...................................      15,159
      58      Transocean Sedco Forex, Inc...................       2,668
     100      Unocal Corp...................................       3,869
     200      USX-Marathon Group............................       5,550
                                                                --------
                                                                 325,228
                                                                --------

             Paper & Allied Products - 2.1%

      50      Avery Dennison Corp...........................       2,744
      57      Dow Jones & Co., Inc..........................       3,228
     126      Georgia-Pacific Group.........................       3,922
     244      International Paper Co........................       9,958
     236      Kimberly-Clark Corp...........................      16,683
      60      Knight-Ridder, Inc............................       3,413
     100      McGraw-Hill Co., Inc..........................       5,863
      79      Mead Corp.....................................       2,479
     100      Moody's Corp..................................       2,569
     100      Pactiv Corp.*.................................       1,238
      50      Sealed Air Corp.*.............................       1,525
     526      Time Warner, Inc..............................      27,478
     170      Tribune Co....................................       7,183
     100      Weyerhauser Co................................       5,075
      78      Willamette Industries, Inc....................       3,661
                                                                --------
                                                                  97,019
                                                                --------
             Pharmaceuticals - 6.4%

     635      Abbott Laboratories...........................      30,758
      79      Allergan, Inc.................................       7,648
     100      Alza Corp.*...................................       4,250
      16      Biogen, Inc.*.................................         961
      53      Forest Laboratories, Inc.*....................       7,042
     173      IMS Health, Inc...............................       4,671
      47      King Pharmaceuticals, Inc.*...................       2,429
      51      Medimmune, Inc.*..............................       2,432
     945      Merck & Co....................................      88,476
   2,550      Pfizer, Inc...................................     117,300
     621      Schering-Plough Corp..........................      35,242
                                                                --------
                                                                 301,209
                                                                --------

             Railroads - 0.1%

     100      CSX Corp......................................       2,594
     200      Norfolk Southern Corp.........................       2,663
                                                                --------
                                                                   5,257
                                                                --------

             Restaurants - 0.6%

     100      Darden Restaurants, Inc.......................       2,288
     529      McDonald's Corp...............................      17,986
     100      Tricon Global Restaurants, Inc.*..............       3,300

     100      Wendy's International, Inc....................       2,625
                                                                --------
                                                                  26,199
                                                                --------
             Retail - 3.8%

      79      Autozone, Inc.*...............................       2,252
     121      Cardinal Health, Inc..........................      12,055
     100      Circuit City Stores...........................       1,150
     200      Costco Wholesale Corp.*.......................       7,988
     176      CVS Corp......................................      10,549
     100      Federated Department Stores, Inc.*............       3,500
     352      Gap, Inc......................................       8,976
     936      Home Depot, Inc...............................      42,764
     100      J.C. Penney Company, Inc......................       1,088

                       See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
S&P 500 EQUITY INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                                   Market
  Shares                                                            Value

     273     Kmart Corp.*..................................   $     1,450
     148     Kohl's Corp.*.................................         9,028
     371     Kroger Co.*...................................        10,040
     180     Limited, Inc..................................         3,071
     164     Lowe's Co.....................................         7,298
     134     Nike, Inc. Class B............................         7,479
      69     Nordstrom, Inc................................         1,255
     100     Radioshack Corp...............................         4,281
     200     Safeway, Inc.*................................        12,500
     200     Staples, Inc.*................................         2,363
     356     Target Corp...................................        11,481
     419     Walgreen Co...................................        17,519
      64     Winn-Dixie Stores, Inc........................         1,240
                                                              -----------
                                                                  179,327
                                                              -----------

           Technology - 12.1%

     161     Agilent Technologies, Inc.*...................         8,815
     200     Apple Computer, Inc.*.........................         2,975
     364     Boeing Co.....................................        24,024
     758     Compaq Computer Corp..........................        11,408
     260     Computer Associates International, Inc........         5,070
     200     First Data Corp...............................        10,538
   3,921     General Electric Co...........................       187,963
     848     Hewlett-Packard Co............................        26,765
   2,804     Intel Corp....................................        84,821
     745     International Business Machines Corp..........        63,325

     100     ITT Industries, Inc...........................         3,875
     930     Motorola, Inc.................................        18,833
     100     National Semiconductor Corp.*.................         2,013
     200     Nortel Networks Corp..........................        38,475
      50     Northrop Grumman Corp.........................         4,150
     176     Novell, Inc.*.................................           919
     250     Palm, Inc.*...................................         7,078
     200     Parametric Technology Corp.*..................         2,688
     100     PeopleSoft, Inc.*.............................         3,719
     200     Tellabs, Inc.*................................        11,300
     732     Texas Instruments, Inc........................        34,679
     200     United Technologies Corp......................        15,725
     325     Xerox Corp....................................         1,503
                                                              -----------
                                                                  570,661
                                                              -----------
           Telecommunications - 1.6%

     200     ADC Telecommunications, Inc.*.................         3,625
     110     Avaya, Inc.*..................................         1,134
      66     Comverse Technology, Inc.*....................         7,169
      45     Dominion Resources, Inc.......................         3,015
     305     Global Crossing Ltd.*.........................         4,365
     334     JDS Uniphase Corp.*...........................        13,924
   1,325     Lucent Technologies, Inc......................        17,888
     326     Nextel Communications, Inc. Class A*..........         8,069
     368     Sprint Corp...................................         7,475
     400     Sprint PCS Corp.*.............................         8,175
      45     Vitesse Semiconductor Corp.*..................         2,489
                                                              -----------
                                                                   77,328
                                                              -----------
           Transportation - 0.6%

     200     Burlington Northern Santa Fe Corp.............         5,663
     300     Carnival Corp.................................         9,244
     229     Southwest Airlines Co.........................         7,678
     100     Union Pacific Corp............................         5,075
                                                              -----------
                                                                   27,660
                                                              -----------

           Transportation Equipment - 0.3%

     327     Honeywell International, Inc..................        15,471
                                                              -----------

           Utilities - 4.8%

     200     AES Corp.*....................................        11,075
      69     Amerada Hess Corp.............................         5,041
      74     American Electric Power Co....................         3,441
      51     Cinergy Corp..................................         1,791
      75     Consolidated Edison, Inc......................         2,888
      67     Constellation Energy Group....................         3,019
      49     DTE Energy Co.................................         1,908
     183     Duke Energy Corp..............................   $    15,601
      48     Dynegy, Inc...................................         2,691
     147     Edison International..........................         2,297
     100     Entergy Corp..................................         4,231
     163     Exelon Corp...................................        11,444
      49     FPL Group, Inc................................         3,516
      18     Power-One, Inc.*..............................           708
      55     ProgressEnergy, Inc...........................         2,705
      56     Public Service Enterprise Group...............         2,723
     100     Relaint Energy, Inc...........................         4,331
   1,382     SBC Communications, Inc.......................        65,991
      66     Sempra Energy.................................         1,535
     196     Southern Co...................................         6,517
   1,091     Verizon Communications, Inc...................        54,686
   1,183     WorldCom, Inc.*...............................        16,562
      64     Xcel Energy, Inc..............................         1,830
                                                              -----------
                                                                  226,531
                                                              -----------

           Waste Management - 0.2%

     300     Waste Management, Inc.........................         8,325
                                                              -----------

             TOTAL INVESTMENTS - 99.7%
              (Cost $4,458,066)............................     4,687,248
                                                              -----------
             Cash & Other Assets, Net of Liabilities-0.3%..        14,645
                                                              -----------

             NET ASSETS -100.0%............................   $ 4,701,893
                                                              ===========

             Cost for Federal income tax purposes $4,458,066
             and net unrealized appreciation consists of:
             Gross unrealized appreciation                    $   914,725
             Gross unrealized depreciation                       (685,543)
                                                              -----------
              Net unrealized appreciation                     $   229,182
                                                              ===========

        * Non-income producing security for the year ended December 31, 2000

                       See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
EAFE EQUITY INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                                Market
Shares                                                          Value
          COMMON STOCK - 98.8%
          Australia - 2.4%
   1,238   Amcor Ltd....................................    $  3,608
   1,100   AMP Diversified Property Trust...............       1,497
      44   AMP Group Finance Income.....................       2,237
   2,143   AMP Ltd......................................      24,078
     800   Aristocrat Leisure Ltd.......................       2,298
     687   Australian Gas & Light Co....................       4,857
   3,422   BHP Ltd.*....................................      36,044
   1,450   Boral Ltd....................................       1,668
     449   Brambles Industries Ltd......................      10,478
     300   British America Tobacco (Australia)..........       2,200
   2,299   Commonwealth Bank of Australia...............      39,478
   2,072   Coca-Cola Amatil Ltd.........................       5,390
   2,377   Coles Myer Ltd...............................       9,214
   1,015   Computershare Ltd............................       4,866
     300   CSL Ltd......................................       6,511
   2,040   CSR Ltd.*....................................       5,304
     400   F.H. Faulding & Co. Ltd......................       2,625
   3,474   Foster's Brewing Group Ltd...................       9,111
   1,430   Futuris Corp. Ltd............................       1,430
   3,184   General Property Trust.......................       4,895
   1,600   Gio Australia Holdings Ltd.*.................           0
   3,390   Goodman Fielder Ltd..........................       2,373
     386   Howard Smith Ltd.............................       1,802
   1,000   James Hardie Industries Ltd..................       2,000
     700   Leighton Holdings Ltd........................       2,454
   1,001   Lend Lease Corp. Ltd.........................       9,311
   4,396   M.I.M. Holdings Ltd..........................       2,833
     956   Mayne Nickless Ltd...........................       3,102
   2,910   National Australia Bank Ltd..................      46,584
   3,885   News Corp. Ltd...............................      30,222
   4,438   Normandy Mining Ltd..........................       2,392
     855   Onesteel Ltd.*...............................         451
     700   Orica Ltd....................................       2,240
   2,340   Pacific Dunlop Ltd...........................       1,950
     412   Paperlinx Ltd................................         758
     812   QBE Insurance Group Ltd......................       4,462
     569   Rio Tinto Ltd................................       9,307
   1,185   Santos Ltd...................................       3,964
   1,230   Southcorp Holdings Ltd.......................       3,345
     932   Stockland Trust Group........................       2,021
     403   Suncorp-Metway Ltd...........................       2,413
     800   TABCORP Holdings Ltd.........................       4,878
  14,714   Telstra Corp. Ltd............................      52,513
     610   Wesfarmers Ltd...............................       5,485
   3,434   Westfield Trust..............................       6,480
     116   Westfleld Trust Reinvest Share*..............         220
   3,608   Westpac Banking Corp. Ltd....................      26,451
   2,263   WMC Ltd......................................       9,628
   2,314   Woolworths Ltd...............................      10,826
                                                           ---------
                                                             428,254
                                                           ---------
          Austria - 0.2%
      40   Austria Tabakwerke AG........................    $  2,218
     100   Austrian Airlines AG.........................       1,154
     212   BA Holdings AG...............................      11,664
      74   Flughafen Wien AG............................       2,800
      17   Generali Holdings Vienna AG..................       2,921
      69   Oesterreichische Elektrizitaetswirtschafts AG       6,996
      70   OMV AG.......................................       5,422
      34   VA Technologie AG............................       1,021
     200   Wienerberger Baustoffindustrie AG............       3,592
                                                           ---------
                                                              37,788
                                                           ---------
          Belgium - 0.8%
      24   Barco........................................       1,800
      48   Barconet N.V.*...............................         392
      44   Bekaert SA...................................       2,059
      78   Colruyt SA...................................       3,442
     100   Delhaize le Lion SA..........................       4,755
      11   D'Ieteren N.V. SA............................       2,421
     108   Electrabel SA................................      24,416
   1,435   Fortis Class B...............................      46,615
      50   Groupe Bruxelles Lambert SA..................      11,876
     587   KBC Bankassurance Holdings N.V...............      25,422
     166   Solvay SA....................................       9,257
      28   5UCB SA......................................      10,564
      50   Union Miniere SA.............................       1,878
                                                           ---------
                                                             144,897
                                                           ---------
          Denmark - 0.9%
      35   Bang Olufsen Holding Class B.................       1,268
      95   Carlsberg AS Class A*........................       5,258
      75   Carlsberg AS Class B*........................       4,415
       2   D/S 1912 Class B.............................      17,359
       1   D/S Svendborg Class B........................      11,698
     155   Danisco A/S..................................       6,376
   1,600   Den Danske Bank..............................      28,781
     125   FLS Industries A/S Class B...................       1,793
      40   Group 4 Flack A/S............................       5,333
      80   ISS A/S Common Shares*.......................       5,444
     150   Novo Nordisk A/S Class B.....................      26,888
     150   Novozymes A/S*...............................       3,000
     420   Tele Danmark A/S.............................      17,118
     200   Vestas Wind Systems A/S......................      10,818
     142   William Demant A/S...........................       6,520
                                                           ---------
                                                             152,069
                                                           ---------
          Finland - 2.8%
     300   Kemira Oyj...................................       1,521
     200   Kesko Oyj....................................       2,019
      40   Kone Corp....................................       2,798
     300   Metso Oyj....................................       3,352
   9,213   Nokia Oyj....................................     410,857
     300   Outokumpu Oyj................................       2,267
     150   Hartwall ABP Oyj.............................       2,887

                      See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
EAFE EQUITY INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS
                                                                   Market
 Shares                                                             Value
      200   Pohjola Group Insurance Corp. Class B...........   $    8,825
      400   Raisio Group Plc................................          736
      300   Rautaruukki Oyj.................................        1,076
      100   Sampo Insurace Co. Ltd..........................        5,398
       50   SGL Carbon AG*..................................        2,641
    1,400   Sonera Oyj......................................       25,368
      160   Tieto Corp. Oyj.................................        4,552
      500   UPM-Kymmene Oyj.................................       17,157
                                                               ----------
                                                                  491,454
                                                               ----------
          France - 11.2%

      368   Accor SA........................................       15,547
      179   Air Liquide.....................................       26,704
    2,310   Alcatel Class A.................................      131,209
    1,535   Aventis.........................................      134,746
      764   AXA-UAP.........................................      110,461
      108   BIC.............................................        4,247
      888   BNP Paribas SA..................................       77,951
      650   Bouygues........................................       29,445
      248   Canal Plus......................................          889
      242   Cap Gemini SA...................................       39,033
    1,372   Carrefour Supermarche SA........................       86,174
      200   Casino Guichard Perrachon.......................       20,166
       31   Club Mediterranee SA............................        2,646
       35   Coflexip........................................        4,449
      172   Compagnie de Saint Gobain.......................       27,016
      223   Dassault Systems SA.............................       15,284
       50   Eridana Beghin-Say SA...........................        4,347
       21   Essilor International...........................        6,851
    2,005   France Telecom SA...............................      173,086
       50   Gecina..........................................        4,788
      298   Groupe Danone...................................       44,932
       32   Imerys..........................................        3,635
      207   Lafarge SA......................................       17,355
      242   Lagardere S.C.A.................................       14,041
    1,330   L'Oreal SA......................................      114,004
      965   LVMH (Moet Hennessy Louis Vuitton)..............       63,872
      266   Michelin (CGDE) Class B.........................        9,627
      200   Pechiney SA Class A.............................        9,143
      110   Pernod-Ricard SA................................        7,591
      235   Pinault-Printemps-Redoute SA....................       50,502
       90   PSA Peugeot Citroen.............................       20,474
      268   Publicis SA.....................................        9,056
       75   Sagem SA (New)..................................       10,027
    1,442   Sanofi-Synthelabo SA............................       96,121
      318   Schneider Electric SA...........................       23,198
       50   Seb SA..........................................        2,720
       67   Sidel SA........................................        3,045
       50   Simco SA........................................        3,455
       10   Societe Eurafrance SA...........................        7,267
      820   Societe Generale Class A........................       50,965
       66   Sodexho Alliance SA.............................       12,226
      391   Suez Lyonnaise des Eaux SA......................       71,399
      225   Suez Lyonnaise des Eaux SA Strip*...............            2
       31   Technip SA......................................        4,500
      331   Thales SA.......................................       15,864
    1,453   Total Fina Elf SA...............................      216,081
      270   Total Fina SA Strip VVPR*.......................            3
       29   Unibail.........................................        4,620
      600   Usinor Sacilor SA...............................        7,920
      162   Valeo SA........................................   $    7,234
       72   Vinci...........................................        4,428
    2,333   Vivendi Universal...............................      153,543
                                                               ----------
                                                                1,973,889
                                                               ----------
          Germany - 8.6%

      100   Adidas AG.......................................        6,084
      500   Allianz AG......................................      188,709
    1,250   BASF AG.........................................       56,859
    1,400   Bayer AG........................................       73,474
      200   Beiersdorf AG...................................       20,749
      300   Continental AG..................................        4,788
    1,950   DaimlerChrysler AG..............................       82,842
    1,155   Deutsche Bank AG................................       97,539
      800   Deutsche Lufthansa AG...........................       20,054
    5,936   Deutsche Telekom AG.............................      181,123
      950   Dresdner Bank AG................................       41,474
      200   EM.TV Merchandising*............................        1,091
    1,520   E.ON AG.........................................       92,473
      128   Epcos AG*.......................................       11,236
      200   Fresenius Medical Care AG.......................       16,242
      145   Gehe AG.........................................        5,547
       82   Heidelberger Zement AG..........................        3,742
      200   Hochtief AG.....................................        3,849
      800   Hypovereinsbank.................................       44,915
      200   Karstadt AG.....................................        6,140
      200   Linde AG........................................        9,670
      200   MAN AG..........................................        5,042
      350   Merck KGaA......................................       15,280
      600   Metro AG........................................       27,546
      350   Muenchener Rueckvericherungs AG.................      126,181
      345   Preussag AG.....................................       12,567
    1,150   RWE AG..........................................       51,069
      350   SAP AG..........................................       40,746
      300   SAP AG-Vorzug...................................       42,812
      400   Schering AG.....................................       22,683
    1,200   Siemems AG......................................      159,135
    1,050   Thyssenkrupp AG.................................       16,463
      600   Volkswagen AG...................................       31,855
      358   WCM AG..........................................        5,512
                                                               ----------
                                                                1,525,491
                                                               ----------
          Hong Kong - 2.1%

    1,000   ASM Pacific Technology Ltd......................        1,423
    3,600   Bank of East Asia Ltd...........................        9,300
    7,000   Cathay Pacific Airways..........................       12,924
    4,000   CLP Holdings Ltd................................       19,949
    4,000   Hang Lung Development Co........................        3,564
    3,700   Hang Seng Bank Ltd..............................       49,810
    3,000   Henderson Land Development Co. Ltd..............       15,270
   10,010   Hong Kong & China Gas Co. Ltd...................       14,695
    3,000   Hong Kong & Shanghai Hotels Ltd.................        1,654
    7,800   Hutchison Whampoa Ltd...........................       97,254
    3,068   Hysan Development Co. Ltd.......................        4,327
    8,000   Johnson Electric Holdings Ltd...................       12,308
    4,000   Li & Fung Ltd...................................        7,282
    5,000   New World Development Co. Ltd...................        6,058
   27,733   Pacific Century CyberWorks Ltd.*................       17,956
    4,000   Shangri-La Asia Ltd.............................        4,333
    4,000   South China Morning Post Ltd....................        2,974
    5,000   Sun Hung Kai Properties Ltd.....................       49,842

                       See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
EAFE EQUITY INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                         Market
  Shares                                                 Value
   3,000   Swire Pacific Ltd. Class A................  $ 21,635
   1,000   Television Broadcasts Ltd.................     5,257
   4,171   Wharf Holdings Ltd........................    10,134
                                                       --------
                                                        367,949
                                                       --------
         Ireland - 0.6%

   1,709   Allied Irish Banks Plc....................    19,816
     744   CRH Plc...................................    13,844
     200   DCC Plc...................................     2,141
   4,246   Eircom Plc................................    10,763
     500   Elan Corp. Plc*...........................    24,316
     500   Greencore Group Plc.......................     1,314
     994   Independent News & Media Plc..............     2,706
     558   Irish Life & Permanent Plc................    11,003
   2,081   Jefferson Smurfit Group Plc...............     4,103
     200   Jurys Doyle Hotel Group Plc...............     1,697
     330   Kerry Group Plc Class A...................     4,260
     630   Ryanair Holdings Plc*.....................     6,802
   1,900   Waterford Wedgwood Plc....................     2,230
                                                       --------
                                                        104,995
                                                       --------
          Italy - 4.6%

   4,000   Alitalia S.p.A.*..........................     7,192
   2,500   Assicurazioni Generali....................    99,283
   9,603   Banca Intesa S.p.A........................    46,161
     500   Banca Popolare di Milano..................     2,488
  13,000   Banco di Roma.............................    14,109
   5,000   Benetton Group S.p.A......................    10,421
   4,000   Beni Stabili S.p.A........................     1,930
   3,246   Bipop-Carire S.p.A........................    21,180
     500   Bulgari S.p.A.............................     6,149
  19,000   Enel S.p.A................................    73,850
  16,000   ENI S.p.A.................................   102,147
     600   Fiat S.p.A................................    14,793
   1,000   Italgas S.p.A.............................    10,130
   1,000   La Rinascente S.p.A.......................     5,905
   2,500   Mediaset S.p.A............................    29,832
   1,250   Mediobanca S.p.A..........................    14,177
     500   Mondadori (Arnoldo) Editore S.p.A.........     4,647
   5,000   Parmalat Finanziaria S.p.A................     8,098
   1,200   Ras S.p.A.................................    18,713
   2,750   San Paolo-IMI S.p.A.......................    44,459
     504   Seat Pagine Gialle S.p.A..................     1,124
  16,000   Telecom Italia Mobile S.p.A...............   127,684
   7,000   Telecom Italia S.p.A......................    77,418
   2,000   Telecom Italia S.p.A. - RNC...............    12,017
  10,000   Unicredito Italiano S.p.A.................    52,294
                                                       --------
                                                        806,201
                                                       --------
          Japan - 22.7%

   1,000   77 Bank Ltd...............................     5,703
     300   Acom Co. Ltd..............................    22,154
     200   Advantest Corp............................    18,746
   1,000   Ajinomoto Co., Inc........................    13,009
   1,000   Amada Co. Ltd.............................     7,446
     200   Aoyama Trading Co. Ltd....................     1,428
   7,000   Asahi Bank Ltd............................    23,853
   1,000   Asahi Breweries Ltd.......................    10,205
   3,000   Asahi Glass Co. Ltd.......................    24,782
   4,000   Asahi Kasei Corp..........................    23,056
     100   Autobacs Seven Co. Ltd....................     2,089
   2,000   Bank of Fukuoka Ltd.......................  $  8,550
   9,000   Bank of Tokyo-Mitsubishi Ltd..............    89,641
   3,000   Bank of Yokohama Ltd......................    13,639
     200   Benesse Corp..............................     7,428
   2,000   Bridgestone Corp..........................    18,221
   2,000   Canon, Inc................................    70,080
   1,000   Casio Computer Co. Ltd....................     8,453
       5   Central Japan Railway Co..................    30,791
   3,000   Chichibu Onoda Cement Corp................     5,151
     900   Chuo Mitsui Trust & Banking...............     2,775
   1,000   Citizen Watch Co. Ltd.....................     7,297
     400   Credit Saison Co. Ltd.....................     8,567
     200   CSK Corp..................................     2,912
   1,000   Dai Nippon Printing Co. Ltd...............    14,901
   1,000   Daicel Chemical Industries................     3,040
   1,000   Daichi Pharmaceutical.....................    29,784
   2,000   Daiei, Inc.*..............................     3,206
   1,000   Daikin Industries Ltd.....................    19,272
   1,000   Daimaru, Inc..............................     2,908
   2,000   Dainippon Ink & Chemicals, Inc............     5,957
     400   Daito Trust Construction Co. Ltd..........     7,183
   4,000   Daiwa Bank Ltd............................     6,552
   1,000   Daiwa House Industry Co. Ltd..............     6,220
   3,000   Daiwa Securities Co. Ltd..................    31,352
   2,000   Denso Corp................................    43,274
       8   East Japan Railway Co.....................    46,954
   1,000   Ebara Corp................................    10,871
   1,000   Eisai Co. Ltd.............................    35,040
     500   Fanuc Ltd.................................    34,033
   1,000   Fuji Photo Film Co. Ltd...................    41,873
     100   Fuji Soft ABC, Inc........................     6,456
   1,000   Fujikura Ltd..............................     7,499
   4,000   Fujitsu Ltd...............................    59,007
   1,000   Furukawa Electric Co. Ltd.................    17,476
   1,000   Gunma Bank Ltd............................     4,897
     100   Hirose Electric Co. Ltd...................     9,636
   7,000   Hitachi Ltd...............................    62,424
   3,000   Hitachi Zosen Corp.*......................     2,286
   2,000   Hokuriku Bank Ltd.*.......................     4,170
   2,000   Honda Motor Co. Ltd.......................    74,635
   1,000   Inax Corp.................................     5,055
   1,000   Isetan Co. Ltd............................    10,556
   4,000   Itochu Corp.*.............................    18,641
   1,000   Ito-Yokado Co. Ltd........................    49,932
   5,000   Japan Airlines Co. Ltd....................    22,907
   3,000   Japan Energy Corp.*.......................     4,652
       4   Japan Tobacco, Inc........................    31,045
   2,000   Joyo Bank Ltd.............................     6,360
   1,000   Jusco Co. Ltd.............................    21,725
   3,000   Kajima Corp...............................     8,331
   1,000   Kamigumi Co. Ltd..........................     4,468
   1,000   Kaneka Corp...............................     9,470
   1,900   Kansai Electric Power Co., Inc............    32,273
   1,000   Kao Corp..................................    29,083
   4,000   Kawasaki Heavy Industries Ltd.*...........     4,275
   2,000   Kawasaki Kisen Kaisha Ltd.................     3,013
   9,000   Kawasaki Steel Corp.......................     9,303
   1,000   Keihin Electric Express Railway Co........     3,977


                       See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
EAFE EQUITY INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                                   Market
 Shares                                                             Value
    1,000   Kikkoman Corp....................................    $    7,411
    1,000   Kinden Corp......................................         5,738
    4,000   Kinki Nippon Railway Co. Ltd.....................        16,679
    2,000   Kirin Brewery Co. Ltd............................        17,923
    3,000   Komatsu Ltd......................................        13,271
      300   Konami Co. Ltd...................................        22,522
    1,000   Konica Corp......................................         8,191
    1,000   Koyo Seiko Co. Ltd...............................         7,139
    4,000   Kubota Corp......................................        12,194
    1,000   Kuraray Co. Ltd..................................         9,356
      200   Kyocera Corp.....................................        21,847
    1,000   Kyowa Hakko Kogyo Co. Ltd........................         6,920
    4,000   Marubeni Corp.*..................................         9,461
    1,000   Marui Co. Ltd....................................        15,111
    4,000   Matsushita Electric Industrial Co................        95,659
    1,000   Meiji Seika Kaisha Ltd...........................         5,720
    1,000   Minebea Co. Ltd..................................         9,268
    6,000   Mitsubishi Chemical Corp.........................        15,821
    3,000   Mitsubishi Corp..................................        22,128
    4,000   Mitsubishi Electric Corp.........................        24,633
    3,000   Mitsubishi Estate Co. Ltd........................        32,062
    1,000   Mitsubishi Gas Chemical Co.......................         3,022
    7,000   Mitsubishi Heavy Industries Ltd..................        30,537
    3,000   Mitsubishi Materials Corp........................         7,174
    2,000   Mitsubishi Rayon Co. Ltd.........................         6,009
    3,000   Mitsubishi Trust & Banking.......................        20,656
    4,000   Mitsui & Co. Ltd.................................        25,194
    2,000   Mitsui Fudosan Co. Ltd...........................        19,885
    2,000   Mitsui Marine & Fire Insurance Co. Ltd...........        11,476
    1,000   Mitsui Mining & Smelting Co. Ltd.................         7,709
    1,000   Mitsukoshi Ltd.*.................................         4,082
       12   Mizuho Holdings, Inc.............................        74,425
      400   Murata Manufacturing Co. Ltd.....................        46,954
    1,000   Mycal Corp.......................................         2,146
      100   Namco Ltd........................................         1,840
    3,000   NEC Corp.........................................        54,925
    1,000   NGK Insulators Ltd...............................        13,254
      200   Nichiei Co. Ltd..................................         1,063
      200   Nidec Corp.......................................         9,461
    1,000   Nikon Corp.......................................        10,705
      300   Nintendo Co. Ltd.................................        47,278
    3,000   Nippon Express Co. Ltd...........................        18,133
    3,000   Nippon Mitsubishi Oil Corp.......................        14,454
    3,000   Nippon Paper Industries Co.......................        17,897
    1,000   Nippon Sheet Glass Co. Ltd.......................        12,211
   14,000   Nippon Steel Corp................................        23,179
      250   Nippon Telegraph & Telephone Corp................       180,237
    3,000   Nippon Yusen Kabushiki Kaisha....................        12,404
    1,000   Nishimatsu Construction Co. Ltd..................         3,416
    8,000   Nissan Motor Co. Ltd.*...........................        46,113
      300   Nissin Food Products Co. Ltd.....................         7,332
    4,000   Nomura Securities Co. Ltd........................        72,007
    1,000   NSK Ltd..........................................         6,123
    1,000   NTN Corp.........................................         3,110
    2,000   Obayashi Corp....................................         8,620
    3,000   Oji Paper Co. Ltd................................        15,505
    1,000   Olympus Optical Co. Ltd..........................        17,301
    1,000   Omron Corp.......................................        20,805
      200   Oriental Land Co. Ltd............................    $   13,403
      120   Orix Corp........................................        12,047
    7,000   Osaka Gas Co. Ltd................................        21,278
      200   Promise Co. Ltd..................................        14,191
      200   Rohm Co. Ltd.....................................        38,018
    8,000   Sakura Bank Ltd..................................        48,355
    1,000   Sankyo Co. Ltd...................................        24,002
    1,000   Sanwa Shutter Corp...............................         2,006
    4,000   Sanyo Electric Co. Ltd...........................        33,288
    1,000   Sapporo Breweries Ltd............................         2,935
      300   Sega Corp.*......................................         2,922
    1,000   Sekisui Chemical Co. Ltd.........................         2,847
    2,000   Sekisui House Ltd................................        18,308
    2,000   Sharp Corp.......................................        24,143
      100   Shimamura Co. Ltd................................         5,493
    2,000   Shimizu Corp.....................................         5,922
    1,000   Shin-Etsu Chemical Co. Ltd.......................        38,544
    1,000   Shionogi & Co. Ltd...............................        20,411
    1,000   Shiseido Co. Ltd.................................        11,169
    2,000   Shizouka Bank Ltd................................        18,203
      100   SMC Corp.........................................        12,877
    1,000   Snow Brand Milk Products.........................         3,443
      600   Softbank Corp....................................        20,866
    1,800   Sony Corp........................................       124,567
    6,000   Sumitomo Bank Ltd................................        61,653
    4,000   Sumitomo Chemical Co. Ltd........................        19,868
    2,000   Sumitomo Corp....................................        14,401
    1,000   Sumitomo Electric Industries.....................        16,416
    2,000   Sumitomo Heavy Industries Ltd....................         3,119
    2,000   Sumitomo Marine & Fire Insurance Co..............        12,912
   10,000   Sumitomo Metal Industries.*......................         5,694
    2,000   Sumitomo Metal Mining Co.........................        10,477
    3,000   Taisei Corp......................................         6,018
    1,000   Taisho Pharmaceutical Co.........................        27,068
    1,000   Takashimaya Co. Ltd..............................         6,807
    2,000   Takeda Chemical Industries.......................       118,435
      300   Takefuji Corp....................................        18,922
    2,000   Teijin Ltd.......................................        10,337
    2,000   Tobu Railway Co. Ltd.............................         5,887
    1,300   Tohoku Electric Power Co.........................        17,389
    5,000   Tokai Bank Ltd...................................        21,681
    3,000   Tokio Marine & Fire Insurance Co. Ltd............        34,401
    2,700   Tokyo Electric Power Co. Ltd.....................        67,053
    7,000   Tokyo Gas Co. Ltd................................        20,726
    3,000   Tokyu Corp.......................................        16,188
    2,000   Toppan Printing Co. Ltd..........................        17,432
    4,000   Toray Industries, Inc............................        15,067
    7,000   Toshiba Corp.....................................        46,848
    1,000   Tosoh Corp.......................................         2,742
    1,000   Toto Ltd.........................................         7,139
    7,000   Toyota Motor Corp................................       223,818
    2,000   Ube Industries Ltd...............................         4,503
      150   World Co. Ltd....................................         5,676
    1,000   Yamaha Corp......................................         9,811
    1,000   Yamanouchi Pharmaceutical Co.Ltd.................        43,274
    1,000   Yamato Transport Co. Ltd.........................        18,396
    1,000   Yamazaki Baking Co. Ltd..........................         6,964
    1,000   Yokogawa Electric Corp...........................         8,453
                                                                 ----------
                                                                  3,992,457
                                                                 ----------

                      See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
EAFE EQUITY INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                                       Market
Shares                                                                  Value

          Netherlands - 6.1%
    2,916   ABN AMRO Holdings N.V...........................      $    66,307
    2,656   Aegon N.V.......................................          109,867
      567   Akzo Nobel N.V..................................           30,449
      720   ASM Lithography Holding N.V.*...................           16,352
    1,765   Elsevier N.V....................................           25,950
      708   Getronics N.V...................................            4,161
      274   Hagemeyer N.V...................................            6,110
      623   Heineken N.V....................................           37,697
    1,920   ING Groep N.V...................................          153,365
      146   KLM Royal Dutch Airlines*.......................            3,358
    1,322   Koninklijke Ahold N.V...........................           42,646
    1,907   Koninklijke KPN N.V.............................           21,950
    2,615   Koninklijke (Royal) Philips Electronics N.V.....           95,798


      219   Oce N.V.........................................            3,495
    4,259   Royal Dutch Petroleum Co........................          260,946
    1,707   STMicroelectronics N.V..........................           74,522
      949   TNT Post Group N.V..............................           22,951
    1,135   Unilever N.V.- CVA * *..........................           71,821
      252   Vedior N.V......................................            3,040
      732   Wolters Kluwer N.V..............................           19,957
                                                                  -----------
                                                                    1,070,742
                                                                  -----------
          New Zealand - 0.1%
    7,900   Brierley Investments Ltd........................              979
    4,600   Carter Holt Harvey Ltd..........................            3,338
    1,000   Contact Energy Ltd..............................            1,173
      400   Fisher & Paykel Industries......................            1,412
      900   Fletcher Challenge Building.....................              781
      900   Fletcher Challenge Energy.......................            3,405
    2,100   Fletcher Challenge Forests*.....................              260
    4,600   Telecom Corp. of New Zealand....................            9,791
                                                                  -----------
                                                                       21,139
                                                                  -----------
          Norway - 0.4%
      100   Bergesen d.y. ASA Class A.......................            1,565
      100   Bergesen d.y. ASA Class B.......................            1,440
    1,700   Den Norske Bank Holdings ASA....................            9,157
      100   Elkem ASA.......................................            1,599
      200   Hafslund ASA Class A............................              998
      300   Merkantildata ASA*..............................            1,167
      460   Norsk Hydro ASA.................................           19,457
      100   Norske Skogindustrier ASA Class A...............            4,207
      557   Orkla ASA Class A...............................           10,991
      200   Petroleum Geo-Services ASA*.....................            2,631
      100   Sas Norge ASA Class B...........................            1,060
      200   Schibsted ASA...................................            2,461
      700   Storebrand ASA Class A..........................            4,961
      400   Tomra Systems ASA...............................            7,757
                                                                  -----------
                                                                       69,451
                                                                  -----------
          Portugal - 0.5%
      366   Banco Espirito Santo e Comercial de Lisboa SA...            6,151
    1,967   Banco Comercial Portugues (BCP) SA..............           10,434
    1,217   BPI - S.G.P.S., SA (Banco BPI)..................            3,816
      590   Brisa Auto-Estradas de Portugal SA..............            5,262
      258   Cimpor-Cimentos de Portugal SA..................            6,443
    5,900   Electricidade de Portugal SA....................           19,941
      200   Jeronimo Martins, S.G.P.S., SA..................            2,065
    2,363   Portugal Telecom, S.G.P.S., SA..................           21,608
      910   Sonae Investimentos, S.G.P.S., SA...............            1,025
    3,810   Sonae Investimentos, S.G.P.S., SA New)*.........            4,185
                                                                  -----------
                                                                       80,930
                                                                  -----------
          Singapore - 1.0%
    3,750   Capitaland Ltd.*................................        $   6,488
    2,000   Chartered Semiconductor Mftg. Ltd.*.............            5,467
    2,000   City Developments Ltd...........................            9,285
    1,000   Cycle & Carriage................................            1,915
    2,326   DBS Group Holdings Ltd..........................           26,291
    1,000   Fraser & Neave Ltd..............................            3,864
    2,000   Keppel Corp. Ltd................................            3,898
    1,000   Natsteel Electronics Ltd........................            4,527
    3,000   Neptune Orient Lines Ltd.*......................            2,353
    1,000   Omni Industries Ltd.............................            1,471
    3,150   Oversea-Chinese Banking Corp. Ltd...............           23,434
    1,000   Parkway Holdings Ltd............................            1,845
    4,000   Sembcorp Industries Ltd.........................            3,921
    2,000   Singapore Airlines Ltd..........................           19,838
    1,000   Singapore Press Holdings Ltd....................           14,763
    7,000   Singapore Techologies Engineering Ltd...........           11,263
   14,000   Singapore Telecommunications Ltd................           21,718
    8,099   Sino Land Co....................................            4,231
    3,000   United Industrial Corp..........................            1,471
    2,112   United Overseas Bank Ltd........................           15,834
                                                                  -----------
                                                                      183,877
                                                                  -----------
          Spain - 2.8%
      150   Acerinox SA.....................................            4,577
      171   ACS, Actividades de Construction................            4,030
      303   Aguas de Barcelona..............................            3,701
        3   Aguas de Barcelona (New)*.......................               38
      500   Altadis SA......................................            7,746
      716   Autopistas Concesionaria Espanola SA............            6,258
    5,992   Banco Bilbao Vizcaya Argenta SA.................           89,166
    8,834   Banco Santander Central Hispana SA..............           94,549
    2,098   Empresa Nacional de Electricidad*...............           35,750
      300   Fomento de Construcciones y Contratas SA........            5,689
      887   Gas Natural SDG SA..............................           16,156
      450   Grupo Dragados SA...............................            4,901
    1,786   Iberdrola SA....................................           22,385
      150   Metrovacesa SA..................................            2,174
    2,354   Repsol SA.......................................           37,615
      400   Sol Melia SA....................................            4,135
      550   Tele Pizza SA*..................................            1,301
    8,571   Telefonica SA*..................................          141,625
      604   Union Electrica Fenosa SA.......................           11,086
      350   Vallehermoso SA.................................            2,129
      363   Zardoya Otis SA.................................            3,187
                                                                  -----------
                                                                      498,198
                                                                  -----------
          Sweden - 2.6%
      300   Atlas Copco AB Class A..........................            6,565
      200   Atlas Copco AB Class B..........................            4,186
      700   Electrolux AB Class B...........................            9,088
   15,600   Ericsson LM Class B.............................          177,728
    1,650   Hennes & Mauritz AB Class B.....................           25,531
      200   Netcom Systems AB Class B*......................            8,309
    5,986   Nordea AB (NDA).................................           45,359
      200   OM Gruppen AB...................................            4,939
      700   Sandvik AB Class A..............................           16,840
      700   Securitas AB Class B............................           12,983
    2,000   Skandia Forsakrings AB..........................           32,536
    1,320   Skandinaviska Enskilda Banken (SEB) Class A.....           14,549
      300   Skanska AB Class B..............................           12,400
      500   Svenska Cellulosa AB Class B....................           10,624


                       See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
EAFE EQUITY INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                               Market
Shares                                                          Value
    1,800   Svenska Handelsbanken AB Class A.................  $   30,808
    1,022   Swedish Match AB.................................       3,986
    3,000   Telia AB*........................................      15,420
      400   Volvo AB Class A.................................       6,571
      600   Volvo AB Class B.................................       9,952
    1,000   WM-Data AB Class B...............................       4,801
                                                               ----------
                                                                  453,175
                                                               ----------
          Switzerland - 7.1%
      622   ABB Ltd..........................................      66,307
       44   Adecco SA........................................      27,695
      256   Alcan Aluminium..................................       9,005
      535   Credit Suisse Group..............................     101,684
       18   Givaudan*........................................       4,760
       14   Holderbank Financiere Glarus AG Class B..........      16,847
       10   Kudelski SA - Bearer Shares*.....................      11,108
       20   Lonza AG.........................................      11,626
       80   Nestle SA........................................     186,608
      140   Novartis AG......................................     247,515
        3   Roche Holdings AG - Bearer Shares................      37,211
       15   Roche Holdings AG - Genussschine.................     152,822
       10   Swatch Group AG Class B..........................      12,496
       28   Swiss Re.........................................      67,127
      145   Swisscom AG......................................      37,715
      226   Syngenta AG*.....................................      12,133
      860   UBS AG...........................................     140,369
      177   Zurich Financial Services AG.....................     106,713
                                                               ----------
                                                                1,249,741
                                                               ----------
          United Kingdom - 21.3%
    1,176   3i Group Plc.....................................      21,748
    2,799   Abbey National Plc...............................      50,968
    1,639   Amvescap Plc.....................................      33,640
      700   Anglian Water Plc................................       6,117
    1,870   ARM Holding Plc*.................................      14,135
    3,520   Astrazeneca Plc..................................     177,463
    2,700   BAA Plc..........................................      24,926
    5,880   Bae Systems Plc..................................      33,553
    2,933   Barclays Plc.....................................      90,781
    2,000   Bass Plc.........................................      21,780
    1,121   BBA Group Plc....................................       6,112
    6,936   BG Group Plc.....................................      27,146
    1,672   Blue Circle Industries Plc.......................      11,015
    1,200   BOC Group Lpc....................................      18,230
    2,300   Boots Co. Plc....................................      20,924
   43,406   BP Amoco Plc.....................................     350,135
    2,700   British Airways Plc..............................      15,750
    4,296   British American Tobacco Plc.....................      32,713
    1,300   British Land Co. Plc.............................       9,088
    3,409   British Sky Broadcasting Group Plc*..............      57,085
   12,777   British Telecommunications Plc...................     109,174
    1,121   Bunzl Plc........................................       6,874
    4,037   Cadbury Schweppes Plc............................      27,921
    1,600   Carlton Communications Plc.......................      14,603
    7,889   Centrica Plc.....................................      30,552
    4,465   CGU Plc..........................................      72,167
    1,900   Chubb Plc*.......................................       4,413
    5,100   Corus Group Plc..................................       5,333
    6,753   Diageo Plc.......................................      75,657
    4,146   Dixons Group Plc.................................      13,873
    1,059   Electrocomponents Plc............................      10,472
    2,000   EMI Group Plc....................................      16,432
      353   Exel Plc.........................................  $    5,009
    1,400   FKI Plc..........................................       4,596
    1,800   GKN Plc..........................................      19,010
   12,162   GlaxoSmithkline Plc*.............................     343,004
    4,453   Granada Compass Plc*.............................      48,459
    2,600   Great Universal Stores Plc.......................      20,410
    4,436   Halifax Group Plc................................      43,967
      712   Hammerson Plc....................................       4,908
    1,700   Hanson Plc.......................................      11,637
    4,214   Hays Plc.........................................      24,298
    3,000   Hilton Group Plc.................................       9,366
   18,143   HSBC Holdings Plc................................     266,955
      900   Imi Plc..........................................       3,136
    1,900   Imperial Chemical Industries Plc.................      15,667
    3,200   International Power Plc*.........................      11,998
    7,201   Invensys Plc.....................................      16,834
    3,900   Sainsbury (J.) Plc...............................      23,129
      539   Johnson Matthey Plc..............................       8,454
    1,900   Kidde Plc*.......................................       2,044
    2,739   Kingfisher Plc...................................      20,366
      253   Kvaerner ASA*....................................       1,793
    1,400   Land Securities Plc..............................      17,619
    3,000   Lasmo Plc........................................       8,918
    6,936   Lattice Group Plc*...............................      15,645
   10,109   Legal & General Group Plc........................      27,861
   10,744   Lloyds TSB Group Plc.............................     113,630
      883   Logica Plc.......................................      23,083
    5,288   Marconi Plc......................................      56,795
    5,670   Marks & Spencer Plc..............................      15,754
    1,501   Misys Plc........................................      14,798
    2,919   National Grid Group Plc..........................      26,533
    1,600   P & O Princess Cruises Plc*......................       7,033
    1,600   P & O Steam Navigation Co........................       7,553
    1,561   Pearson Plc......................................      37,076
    5,000   Pirelli S.p.A....................................      17,791
      700   Provident Financial Plc..........................      10,180
    3,852   Prudential Corp. Plc.............................      61,972
    1,336   Railtrack Group Plc..............................      18,460
    1,900   Rank Group Plc...................................       5,031
    2,900   Reed International Plc...........................      30,324
    4,300   Rentokil Initial Plc.............................      14,838
    2,798   Reuters Group Plc................................      47,355
    2,060   Rio Tinto Plc....................................      36,250
      700   RMC Group Plc....................................       6,122
       53   Rolls-Royce Plc..................................         157
    5,283   Royal Bank of Scotland Group Plc.................     124,847
    2,534   Sage Group Plc...................................      11,611
      800   Schroders Plc....................................      15,786
    3,100   Scottish Power Plc...............................      24,497
    1,127   SEMA Group Plc...................................       4,924
    1,015   Slough Estates Plc...............................       6,232
    1,398   Smiths Group Plc.................................      16,874
    3,500   Stagecoach Holdings Plc..........................       3,660
    1,200   Tate & Lyle Plc..................................       4,383
   13,398   Tesco Plc........................................      54,588
    5,750   Unilever Plc.....................................      49,217
    1,400   United Utilities Plc.............................      13,907
  122,715   Vodafone Group Plc...............................     450,030
    1,500   Wolseley Plc.....................................      10,162
    1,514   WPP Group Plc....................................      19,721
                                                               ----------
                                                                3,747,037
                                                               ----------

                      See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
EAFE EQUITY INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                            Market
Shares                                                      Value

     Total Common Stock
        Cost ($17,029,498).......................... $     17,399,734
                                                       --------------
     PREFERRED STOCK - 0.3%
     Australia - 0.3%
4,089   News Corp. Ltd..............................           29,082
                                                       --------------
     Germany - 0.0%
250     Volkswagen AG...............................            7,628
                                                       --------------
     Italy - 0.0%
400     Fiat S.p.A..................................            6,722
                                                       --------------
     United Kingdom - 0.0%
910     British Aerospac............................            1,228
                                                       --------------
     Total Preferred Stock
        Cost ($46,483)..............................           44,660
                                                       --------------
     TOTAL INVESTMENTS - 99.1%
        Cost ($17,075,981)..........................       17,444,394
                                                       --------------
     Cash & Other Assets, Net of Liabilities - 0.9%.          162,617
                                                       --------------

     NET ASSETS - 100.0%............................ $     17,607,011
                                                       ==============


     Cost for Federal income tax purposes is $17,076,262
     and net unrealized appreciation
     consists of:
     Gross unrealized appreciation                   $      2,432,149
     Gross unrealized depreciation                         (2,064,017)
                                                       --------------
     Net unrealized appreciation                     $        368,132
                                                       ==============

* Non-income producing security for the year ended December 31, 2000
* * Certificates van aandelin (share certificates).

Sector Diversification                               Percent of
Long-Term Investments:                               Net Assets
Aerospace............................................      0.2%
Airlines.............................................      0.8%
Automotive...........................................      3.5%
Banking..............................................     12.3%
Broadcasting & Publishing............................      1.8%
Chemicals............................................      1.9%
Computer Services & Software.........................      1.7%
Construction.........................................      2.2%
Diversified Operations...............................      4.2%
Electronics..........................................      5.7%
Entertainment & Leisure..............................      1.2%
Financial Services...................................      4.9%
Food & Beverage......................................      3.3%
Health & Personal Care...............................      2.2%
Hotels & Motels......................................      0.2%
Insurance............................................      6.8%
Machinery & Engineering Services.....................      0.9%
Manufacturing........................................      3.9%
Metals & Mining......................................      1.0%
Oil & Gas............................................      6.4%
Paper Products.......................................      0.6%
Pharmaceuticals......................................     10.4%
Real Estate..........................................      1.3%
Retail...............................................      2.9%
Security Systems.....................................      0.1%
Telecommunications...................................     14.6%
Transportation.......................................      1.7%
Utilities............................................      2.4%
                                                     ----------
Total-Long Term Investments..........................     99.1%
Other Assets less Liabilities........................      0.9%
                                                     ----------
NET ASSETS...........................................    100.0%
                                                     ==========

                      See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
MONEY MARKET FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

        Par                                                                           Maturity       Market
       (000)                                                             Rate           Date          Value
            COMMERCIAL PAPER - 89.5%
            Financial Banks & Services - 40.9%

$    125          American Express Credit Corp**                         6.54%         01/12/01   $  124,750
     125          Cooper River Funding, Inc**                            6.70%         01/19/01      124,581
     125          Countrywide Home Loans, Inc**                          6.60%         01/31/01      124,313
     100          Fayette Funding**                                      6.60%         01/29/01       99,487
     100          Ford Motor Credit Co**                                 6.60%         01/04/01       99,945
     125          General Motors Acceptance Corp**                       6.46%         02/09/01      124,125
     125          Hitachi Credit America Corp**                          6.53%         02/23/01      123,798
     115          International Lease Finance Corp**                     6.55%         01/05/01      114,916
     125          Merrill Lynch & Co**                                   6.53%         02/09/01      124,116
     125          Svenska Handelsbanken, Inc.**                          6.45%         02/14/01      124,015
                                                                                                  ----------
                                                                                                   1,184,046
                                                                                                  ----------
            Food - 3. 9%
     115          Golden Peanut Co**                                     6.48%         03/13/01      113,530
                                                                                                  ----------
            Healthcare - 3.5%
     100          Prudential Funding Corp**                              6.61%         01/02/01       99,982
                                                                                                  ----------
            Machinery & Equipment - 11.1%
     100          Cooperative Association Tractor Dealers, Inc**.        6.49%         02/20/01       99,099
     125          W.W. Grainger, Inc**                                   6.22%         03/26/01      123,185
     100          Yorkshire Building Society**                           6.57%         01/18/01       99,690
                                                                                                  ----------
                                                                                                     321,974
                                                                                                  ----------
            Telecommunications - 4.3%
     125          British Telecommunication Plc**                        6.40%         02/12/01      124,067
                                                                                                  ----------
            Utilities - 25.8%
     125          Duff & Phelps Utilities, Inc**                         6.40%         02/20/01      123,889
     100          Florida Power & Light Co**                             6.53%         01/17/01       99,710
     100          General Electric Capital Corp**                        6.63%         01/18/01       99,687
     100          National Rural Utility Corp**                          6.55%         01/09/01       99,854
     100          Potomac Electric Power Co**                            6.52%         01/25/01       99,565
     100          South Carolina Electric & Gas**                        6.45%         02/05/01       99,373
     125          Wisconsin Electric Power Co**                          6.57%         01/12/01      124,749
                                                                                                  ----------
                                                                                                     746,827
                                                                                                  ----------
            Total Commercial Paper
                 (Cost $ 2,590,426)                                                               2,590,426
                                                                                                  ----------
            U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.5%
      18          Federal Farm Credit Bank                               6.50%         02/21/01       17,834
      72          Federal Home Loan Mortgage Corp                        6.22%         01/25/01       71,701
      80          Federal Home Loan Mortgage Corp                        6.40%         02/07/01       79,474
     136          Federal National Mortgage Association                  6.51%         02/01/01      135,238
                                                                                                  ----------
                 (Cost $304,247)                                                                     304,247
                                                                                                  ----------
                  TOTAL INVESTMENTS - 100.0%
                  (Cost $2,894,673*)                                                               2,894,673
                                                                                                  ----------

                  Liabilities, Net of Cash & Investments - 0.0%                                         (239)
                                                                                                  ----------
                  NET ASSETS - 100.0%                                                         $    2,894,434
                                                                                                  ==========

*  Aggregate cost for Federal income tax purposes.
** Rate displayed is yield at time of purchase.

                       See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
NASDAQ - 100 INDEX FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                                     Market
Shares                                                                Value

          COMMON STOCK - 99.3%

          Advertising - 0.2%

     23    TMP Worldwide, Inc.*...................................  $ 1,265
                                                                    -------
          Auto Manufacturers - 0.3%

     39    Paccar, Inc............................................    1,921
                                                                    -------
          Business Services - 2.0%

     70    Fiserv, Inc.*..........................................    3,321
    168    Parametric Technology Corp.*...........................    2,258
    167    Paychex, Inc...........................................    8,120
                                                                    -------
                                                                     13,699
                                                                    -------
          Computer Hardware - 2.6%

    207    Apple Computer, Inc.*..................................    3,079
    446    Dell Computer Corp.*...................................    7,777
    249    Palm, Inc.*............................................    7,050
                                                                    -------
                                                                     17,906
                                                                    -------
          Computer Software & Services - 24.0%

    106    Adobe Systems, Inc.....................................    6,168
    134    Bea Systems, Inc.*.....................................    9,020
     84    BMC Software, Inc.*....................................    1,176
  1,163    Cisco Sytems, Inc.*....................................   44,485
    114    Citrix Systems, Inc.*..................................    2,565
    159    CMGI, Inc.*............................................      889
    100    Compuware Corp.*.......................................      625
     68    Electronic Arts, Inc.*.................................    2,899
    125    Intuit, Inc.*..........................................    4,930
     25    Mercury Interactive Corp.*.............................    2,256
    834    Microsoft Corp.*.......................................   36,279
    177    Novell, Inc.*..........................................      924
  1,053    Oracle Corp.*..........................................   30,603
    181    PeopleSoft, Inc.*......................................    6,731
     38    Rational Software Corp.*...............................    1,480
    233    Siebel Systems, Inc.*..................................   15,786
                                                                    -------
                                                                    166,816
                                                                    -------
          Computer Systems - 2.6%

    639    Sun Microsystems, Inc.*................................   17,812
                                                                    -------

          Containers & Packaging - 0.2%

    107    Smurfit-Stone Container Corp.*.........................    1,598
                                                                    -------
          Data Systems Management - 2.3%

    180    Veritas Software Corp.*................................   15,750
                                                                    -------
          Electronics - 8.9%

    253    Altera Corp.*..........................................    6,657
    161    Applied Micro Circuits Corp.*..........................   12,083
     66    Broadcom Corp.*........................................    5,577
    115    Conexant Systems, Inc.*................................    1,768
    143    Flextronics International Ltd.*........................    4,076
    198    Gemstar-TV Guide International, Inc.*..................    9,182
    193    Linear Technology Corp.................................    8,926
     43    Molex, Inc.............................................    1,527
     78    Sanmina Corp.*.........................................    5,977
     41    SDL, Inc.*.............................................    6,076
                                                                    -------
                                                                     61,849
                                                                    -------
          Financial Services - 2.3%

    119    Concord EFS, Inc.*.....................................  $ 5,229
    204    I2 Technologies, Inc.*.................................   11,093
                                                                    -------
                                                                     16,322
                                                                    -------
          Health Care Services - 2.0%

    217    Amgen, Inc.*...........................................   13,874
                                                                    -------
          Internet Software - 7.6%

    106    Ariba, Inc.*...........................................    5,698
    114    At Home Corp.*.........................................      631
    145    Broadvision, Inc.*.....................................    1,713
     53    Check Point Software Technologies Ltd.*................    7,079
     89    CNET Networks, Inc.*...................................    1,423
    160    Exodus Communications, Inc.*...........................    3,200
     19    Inktomi Corp.*.........................................      340
     97    Juniper Networks, Inc.*................................   12,228
    149    Network Appliance, Inc.*...............................    9,571
     66    RealNetworks, Inc.*....................................      573
     88    VeriSign, Inc.*........................................    6,529
    130    Yahoo!, Inc.*..........................................    3,922
                                                                    -------
                                                                     52,907
                                                                    -------
          Medical Equipment & Supplies - 2.1%

    119    Biomet, Inc............................................    4,723
    125    Chiron Corp.*..........................................    5,563
     49    Genzyme Corp.*.........................................    4,407
                                                                    -------
                                                                     14,693
                                                                    -------

          Office & Business Equipment - 0.2%

    142    Staples, Inc.*.........................................    1,677

          Pharmaceuticals - 5.0%

     14    Abgenix, Inc.*.........................................      827
     82    Biogen, Inc.*..........................................    4,925
     37    Human Genome Sciences, Inc.*...........................    2,565
     17    IDEC Pharmaceuticals Corp.*............................    3,223
    334    Immunex Corp.*.........................................   13,569
    108    Medimmune, Inc.*.......................................    5,150
     79    Millennium Pharmeceuticals, Inc.*......................    4,888
                                                                    -------
                                                                     35,147
                                                                    -------
          Restaurants - 0.7%

    117    Starbucks Corp.*.......................................    5,177
                                                                    -------
          Retail - 2.7%

    120    Amazon.com, Inc.*......................................    1,868
    181    Bed Bath & Beyond, Inc.*...............................    4,050
     99    Cintas Corp............................................    5,266
    111    Costco Wholesale Corp.*................................    4,433
     99    eBay, Inc.*............................................    3,267
                                                                    -------
                                                                     18,884
                                                                    -------
          Semiconductors - 13.8%

    187    Applied Materials, Inc.*...............................    7,141
    163    Atmel Corp.*...........................................    1,895
  1,049    Intel Corp.............................................   31,732
    425    JDS Uniphase Corp.*....................................   17,717
    101    KLA Tencor Corp.*......................................    3,402

                      See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
NASDAQ - 100 INDEX FUND

DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                                   Market
  Shares                                                            Value

     181     Maxim Integrated Products, Inc.*............       $   8,654
      46     Microchip Technology, Inc.*.................           1,009
      83     PMC-Sierra, Inc.*...........................           6,526
      46     QLogic Corp.*...............................           3,542
      91     Vitesse Semiconductor Corp.*................           5,033
     199     Xilinx, Inc.*...............................           9,179
                                                                ---------
                                                                   95,830
                                                                ---------

         Telecommunications - 19.8%
     803     Com Corp.*..................................             680
     451     ADC Telecommunications, Inc.*...............           8,174
      73     Adelphia Communications Corp.*..............           3,769
     158     Ciena Corp.*................................          12,857
     198     Comcast Corp.*..............................           8,267
      77     Comverse Tecnology, Inc.*...................           8,364
     110     Echostar Communications Corp.*..............           2,503
     485     LM Ericsson Telephone Co....................           5,426
     121     Level 3 Communications, Inc.*...............           3,970
     215     McLeodUSA, Inc.*............................           3,037
     240     Metromedia Fiber Network, Inc.*.............           2,430
     425     Nextel Communications, Inc.*................          10,519
      91     PanAmSat Corp.*.............................           3,157
     408     Qualcomm, Inc.*.............................          33,533
      82     RF Micro Devices, Inc.*.....................           2,250
     108     Tellabs, Inc.*..............................           6,102
     159     USA Networks, Inc.*.........................           3,091
     110     Voicestream Wireless Corp.*.................          11,069
     463     Worldcom, Inc.*.............................           6,482
     138     XO Communications, Inc.*....................           2,449
                                                                ---------
                                                                  138,129
                                                                ---------
             Total Common Stock
             (Cost $1,024,650)...........................         691,256
                                                                ---------

         SHORT-TERM INVESTMENTS - 0.8%
   2,752     Provident TempCash..........................           2,752
   2,751     Provident TempFund..........................           2,751
                                                                ---------
             (Cost $5,503)...............................           5,503
                                                                ---------

            TOTAL INVESTMENTS - 100.1%
            (Cost $1,030,153)............................         696,759
                                                                ---------

            Liabilities, Net of Cash & Investments- -0.1%            (399)
                                                                ---------


            NET ASSETS - 100.0%..........................       $ 696,360
                                                                =========

            Cost for Federal income tax purposes is
             $1,038,084 and net unrealized depreciation
               consists of:
            Gross unrealized appreciation................       $  19,105
            Gross unrealized depreciation................        (360,430)
                                                                =========
            Net unrealized depreciation..................       $(341,325)
                                                                =========

* Non-income producing security for the year ended December 31, 2000

                       See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
ALL-CAP GROWTH FUND
DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                                                        Market
Shares                                                                  Value

       COMMON STOCK - 90.0%
       Beverages - 3.3%
   600    Anheuser-Busch Companies, Inc...........................  $   27,300
                                                                    ----------
       Business Services - 0.9%
   150    Fiserv, Inc.*...........................................       7,116
                                                                    ----------
       Computer Hardware - 4.8%
   300    Compaq Computer Corp....................................       4,515
   450    Dell Computer Corp.*....................................       7,847
   400    EMC Corp.*..............................................      26,600
                                                                    ----------
                                                                        38,962
                                                                    ----------
       Computer Software & Services - 18.6%
   350    Cadence Design System, Inc.*............................       9,625
   900    Cisco Systems, Inc.*....................................      34,425
   200    Commerce One, Inc.*.....................................       5,063
   425    E.Piphany, Inc.*........................................      22,923
   850    Microsoft Corp.*........................................      36,975
   100    Oracle Systems Corp.*...................................       2,906
   600    Sun Microsystems, Inc.*.................................      16,725
   250    Veritas Software Co.*...................................      21,875
                                                                    ----------
                                                                       150,517
                                                                    ----------
       Conglomerates - 0.6%
   100    General Electric Co.....................................       4,794
                                                                    ----------
       Consumer Products - 1.3%
   200    Cintas Corp.............................................      10,638
                                                                    ----------
       Electronics - 2.1%
   500    Solectron Corp.*........................................      16,950
                                                                    ----------
       Entertainment - 1.0%
   250    Carnival Corp...........................................       7,703
                                                                    ----------
       Environmental Services - 0.7%
   200    Waste Management, Inc...................................       5,550
                                                                    ----------
       Equipment & Supplies - 0.6%
    50    Applera Corp............................................       4,703
                                                                    ----------
       Financial Services - 11.5%
   300    American Express Co.....................................      16,481
    50    Capital One Financial Corp..............................       3,291
   500    Citigroup, Inc..........................................      25,531
   100    Goldman Sachs Group, Inc................................      10,694
   300    Lehman Brothers Holdings, Inc...........................      20,288
   300    Providian Financial Corp................................      17,250
                                                                    ----------
                                                                        93,535
                                                                    ----------
       Internet Software - 4.9%
   650    America Online, Inc.*...................................      22,620
   100    Openwave Systems, Inc.*.................................       4,794
   100    Verisign, Inc.*.........................................       7,419
   150    Yahoo!, Inc.*...........................................       4,526
                                                                    ----------
                                                                        39,359
                                                                    ----------
       Medical Equipment & Supplies - 1.1%
   150    Medtronic, Inc..........................................       9,056
                                                                    ----------

       Oil & Gas - 2.8%
   250    Barrett Resources Corp.*................................      14,203
   200    Noble Drilling Corp.*...................................       8,688
                                                                    ----------
                                                                        22,891
                                                                    ----------
       Pharmaceuticals - 16.6%
    50    Abgenix, Inc.*..........................................  $    2,953
   500    Alza Corp.*.............................................      21,250
   100    Forest Laboratories, Inc.*..............................      13,288
   150    Genentech, Inc.*........................................      12,225
    50    IDEC Pharmaceuticals Corp.*.............................       9,478
   100    Immunix Corp.*..........................................       4,063
   150    Merck & Co., Inc........................................      14,044
   400    Pfizer, Inc.............................................      18,400
   250    Pharmacia Corp..........................................      15,250
   300    PRAECIS Pharmaceuticals, Inc.*..........................       8,775
    50    Sepracor, Inc.*.........................................       4,006
    50    Titan Pharmaceuticals, Inc.*............................       1,769
    50    United Therapeutics Corp.*..............................         738
   100    Waters Corp.*...........................................       8,350
                                                                    ----------
                                                                       134,589
                                                                    ----------
       Restaurants - 1.4%
   250    Starbucks Corp.*........................................      11,063
                                                                    ----------
       Retail - 6.8%
   400    Costco Wholesale Corp.*.................................      15,975
   400    Home Depot, Inc.........................................      18,275
   400    Wal Mart Stores, Inc....................................      21,250
                                                                    ----------
                                                                        55,500
                                                                    ----------
       Semiconductors - 2.2%
   300    Integrated Device Technology, Inc.*.....................       9,938
   150    Vitesse Semiconductor, Inc.*............................       8,297
                                                                    ----------
                                                                        18,235
                                                                    ----------
       Telecommunications - 3.9%
   600    Acterna Corp.*..........................................       8,100
   200    Motorola, Inc...........................................       4,050
   250    Nextel Communications, Inc.*............................       6,188
   600    Novatel Wireless, Inc.*.................................       7,425
   300    Sprint Corp.*...........................................       6,131
                                                                    ----------
                                                                        31,894
                                                                    ----------
       Transportation - 2.1%
   500    CNF, Inc................................................      16,906
                                                                    ----------
       Utilities - 2.8%
   100    Calpine Corp.*..........................................       4,501
   100    Dynegy, Inc. Class A....................................       5,606
   150    Enron Corp..............................................      12,469
                                                                    ----------
                                                                        22,576
                                                                    ----------
         Total Common Stock
          (Cost $835,355).........................................     729,837
                                                                    ----------

       SHORT-TERM INVESTMENTS - 10.1%
40,792   Provident TempCash......................................       40,792
40,790   Provident TempFund......................................       40,790
                                                                    ----------
         (Cost $81,582)..........................................       81,582
                                                                    ----------
         TOTAL INVESTMENTS - 100.1%
         (Cost $916,937).........................................      811,419
                                                                    ----------
          Liabilities in Excess of Other Assets- -0.1%............        (596)
                                                                    ----------

         NET ASSETS - 100.0%.....................................   $  810,823
                                                                    ==========

         Cost for Federal income tax purposes is $930,084 and net unrealized depreciation consists of:

            Gross unrealized appreciation                           $   36,157
            Gross unrealized depreciation                             (154,822)
                                                                    ----------
          Net unrealized depreciation                               $ (118,665)
                                                                    ==========

* Non-income producing security for the year ended December 31, 2000


                 See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                          S&P 500
                                                       Equity Index  EAFE Equity       Money      NASDAQ - 100      All-Cap
                                                           Fund       Index Fund    Market Fund    Index Fund     Growth Fund
Assets:
Investments (Note 1):
   At identified cost.............................     $  4,458,066  $ 17,075,981   $ 2,894,673   $ 1,030,153       $  916,937
                                                       ============  ============   ===========   ===========       ==========

   At value.......................................     $  4,687,248  $ 17,444,394   $ 2,894,673   $   696,759       $  811,419
Cash, including foreign currency, at market
 value............................................           15,244       163,589         1,139           129           38,310
Receivables:
   Receivable from advisor........................            8,121        26,130         2,926             -                -
   Dividends and interest.........................            4,042        49,401            44           106              536
Other assets......................................                -           541           151             -                -
                                                       ------------  ------------   ------------  -----------       ----------
     Total Assets.................................        4,714,655    17,684,055     2,898,933       696,994          850,265
                                                       ------------  ------------   ------------  -----------       ----------

Liabilities:
Payables:
   Payable for securities purchased...............                -        28,006             -             -           38,482
   Payable to advisor.............................                -             -             -           378              372
   Other liabilities..............................           12,762        49,038         4,499           256              588
                                                       ------------  ------------   ------------  -----------       ----------
     Total Liabilities............................           12,762        77,044         4,499           634           39,442
                                                       ------------  ------------   ------------  -----------       ----------

Net Assets........................................     $  4,701,893  $ 17,607,011   $ 2,894,434   $   696,360       $  810,823
                                                       ============  ============   ===========   ===========       ==========


Net Assets consist of:
Paid-in capital...................................     $  4,470,419  $ 17,246,124   $ 2,894,438   $ 1,051,826       $1,026,075
Undistributed net investment income...............                -         2,836             -             -                -
Accumulated net realized gain (loss) on
 investments......................................            2,292       (11,435)           (4)      (22,072)        (109,734)
Net unrealized appreciation (depreciation) on
 investments......................................          229,182       369,486             -      (333,394)        (105,518)
                                                       ============  ============   ===========   ===========       ==========

Total Net Assets..................................     $  4,701,893  $ 17,607,011   $ 2,894,434   $   696,360       $  810,823
                                                       ============  ============   ===========   ===========       ==========

Shares of beneficial interest outstanding.........          457,054     1,795,631     2,894,438       106,553          103,185
                                                       ============  ============   ===========   ===========       ==========

Net Asset Value, offering price and redemption
 price per share..................................     $      10.29  $       9.81   $      1.00   $      6.54       $     7.86
                                                       ============  ============   ===========   ===========       ==========




                      See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                 S&P 500                                                  All - Cap
                                                               Equity Index   EAFE Equity   Money Market  NASDAQ - 100  Growth Fund
                                                                   Fund       Index Fund       Fund       Index Fund (1)    (1)
Investment Income:

  Dividends (net of foreign withholding taxes of $0, $33,696,
   $0, $0, and $0 respectively)                                 $  58,727    $    279,893           --    $      100    $      503
  Interest                                                          1,229              --     $145,843           230         1,579
  Other                                                                70             186           --            --            --
                                                                ---------    ------------     --------    ----------    ----------
   Total investment income                                         60,026         280,079      145,843           330         2,082
                                                                ---------    ------------     --------    ----------    ----------
Expenses:

  Investment advisory fees (Note 2)                                28,429         177,722       14,702         2,062         2,783
  Audit expense                                                    10,391          39,696        4,546           146           334
  Insurance expense                                                   899           3,554          407            13            30
  Trustees' fees and expenses                                       6,943          26,520        3,039            98           224
                                                                ---------    ------------     --------    ----------    ----------
  Total expenses                                                   46,662         247,492       22,694         2,319         3,371

  Waiver/reimbursement of investment advisory fees (Note 2)       (18,390)        (69,770)      (7,992)         (256)         (588)
                                                                ---------    ------------     --------    ----------    ----------
  Net expenses                                                     28,272         177,722       14,702         2,063         2,783
                                                                ---------    ------------     --------    ----------    ----------

  Net investment income /(loss)                                    31,754         102,357      131,141        (1,733)         (701)
                                                                ---------    ------------     --------    ----------    ----------

Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:

  Net realized gain (loss) on investments                         148,906       1,063,947           (4)      (22,072)     (109,735)
  Net realized loss on foreign currency transactions                   --          (8,762)          --            --            --
  Net change in unrealized appreciation /depreciation of
    investments and foreign currency                             (641,015)     (4,030,984)          --      (333,394)     (105,517)
                                                                ---------    ------------     --------    ----------    ----------
  Net realized and unrealized loss on investments and foreign
    currency transactions                                        (492,109)     (2,975,799)          (4)     (355,466)     (215,252)
                                                                ---------    ------------     --------    ----------    ----------
Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                   ($460,355)    ($2,873,442)    $131,137     ($357,199)    ($215,953)
                                                                =========    ============     ========    ==========    ==========

(1)  Commenced operations on September 18, 2000.

                      See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                     S&P 500 Equity Index Fund                    EAFE Equity Index Fund
                                                     -------------------------------------------------------------------------------
                                                         Year Ended         Period Ended         Year Ended         Period Ended
                                                     December 31, 2000  December 31, 1999(1) December 31, 2000  December 31, 1999(2)
Operations:
   Net investment income                                  $      31,754        $     38,797       $   102,357        $     169,576
   Net realized gain on investments and
   foreign currency                                             148,906              31,130         1,055,185               92,155
   Net change in unrealized appreciation /
   depreciation of investments and
   foreign currency                                            (641,015)            870,197        (4,030,984)           4,400,470
                                                     ------------------   -----------------   ---------------   ------------------
   Net increase (decrease) in net assets
   resulting from operations                                   (460,355)            940,124        (2,873,442)           4,662,201
                                                     ------------------   -----------------   ---------------   ------------------
Distributions:
   From net investment income                                   (31,795)            (38,797)          (87,186)            (147,232)
   From net realized gain on investments                       (160,201)            (17,502)       (1,161,249)             (32,207)
                                                     ------------------   -----------------   ---------------   ------------------
   Total Distributions                                         (191,996)            (56,299)       (1,248,435)            (179,439)
                                                     ------------------   -----------------   ---------------   ------------------
Capital Share Transactions:
   Proceeds from sale of shares                                 145,443              43,065            34,393                7,229
   Shares issued in reinvestment of dividends &
   distributions                                                191,996              56,299         1,248,435              179,439
   Cost of shares repurchased                                  (950,472)            (15,912)       (4,220,723)              (2,647)
                                                     -------------------  -----------------   ---------------   ------------------
   Net increase (decrease) in net assets resulting
    from capital share transactions                            (613,033)             83,452        (2,937,895)             184,021
                                                     -------------------  -----------------   ---------------   ------------------
   Net increase (decrease) in net assets                     (1,265,384)            967,277        (7,059,772)           4,666,783

   Net assets at beginning of period                          5,967,277           5,000,000        24,666,783           20,000,000
                                                     ------------------   -----------------   ---------------   ------------------
   Net assets at end of period                            $    4,701,89        $  5 ,967,27       $ 17,607,01        $  24,666,783
                                                     ==================   =================   ===============   ==================
Capital Share Transactions:
   Shares sold                                                   12,850               4,147             3,135                  698
   Shares issued in reinvestment of dividends
   and distributions                                             18,479               4,787           128,572               14,660
   Shares repurchased                                           (81,732)             (1,477)         (351,177)                (257)
                                                     ------------------   -----------------   ---------------   ------------------
   Net increase (decrease) in shares from capital
   share transactions                                           (50,403)              7,457          (219,470)              15,101
                                                     ==================   =================   ===============   ==================

(1)  Commenced operations on February 19, 1999.
(2)  Commenced operations on March 22, 1999.

                      See notes to financial statements.


                                                                                                     NASDAQ-100      All-Cap Growth
                                                                           Money Market Fund         Index Fund          Fund
                                                                   -----------------------------------------------------------------
                                                                     Year Ended     Period Ended     Period Ended    Period Ended
                                                                     December 31,   December 31,     December 31,    December 31,
                                                                        2000           1999(1)         2000 (2)         2000(2)
Operations:
   Net investment income / (loss)                                     $131,141      $  82,161         $  (1,733)           ($701)
   Net realized loss on investments and foreign currency                    (4)             -           (22,072)        (109,735)
   Net change in unrealized appreciation / depreciation
   of investments and foreign currency                                       -              -          (333,394)        (105,517)
                                                                   -----------     ----------         ---------        ---------
   Net increase (decrease) in net assets resulting from
    operations                                                         131,137         82,161          (357,199)        (215,953)
                                                                   -----------     ----------         ---------        ---------
Distributions:
   From net investment income                                         (131,141)       (82,161)                -                -
   From net realized gain on investments                                     -              -                 -                -
                                                                   -----------     ----------         ---------        ---------
   Total Distributions                                                (131,141)       (82,161)                0                0

Capital Share Transactions:

   Proceeds from sale of shares                                      1,498,981        249,779         1,091,339        1,028,900
   Shares issued in reinvestment of dividends &                        131,141         82,161                 -                -
   distributions
   Cost of shares repurchased                                         (821,753)      (245,871)          (37,780)          (2,124)
                                                                   -----------       --------         ---------        ---------
   Net increase in net assets resulting from capital
   share transactions                                                  808,369         86,069         1,053,559        1,026,776
                                                                   -----------       --------         ---------        ---------

   Net increase in net assets                                          808,365         86,069           696,360          810,823

   Net assets at beginning of period                                 2,086,069      2,000,000                 -                -

   Net assets at end of period                                     $ 2,894,434     $2,086,069         $  696,36        $ 810,823
                                                                   ===========     ==========         =========        =========
Capital Share Transactions:
   Shares sold                                                       1,498,944        249,779           111,687          103,460
   Shares issued in reinvestment of dividends &
   distributions                                                       131,178         82,161                 -                -
   Shares repurchased                                                 (821,753)      (245,871)           (5,134)            (275)
                                                                   -----------       --------         ---------        ---------
   Net increase in shares from capital share transactions              808,369         86,069           106,553          103,185
                                                                   ===========       ========         =========        =========

(1)  Commenced operations on February 19, 1999.
(2)  Commenced operations on September 18, 2000.

                      See notes to financial statements.

SAGE LIFE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS


The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented

                                                                S&P 500 Equity Index Fund          EAFE Equity Index Fund
                                                                ---------------------------------------------------------
                                                                Year   Ended    Period Ended  Year Ended    Period Ended
                                                                December 31,    December 31,  December 31,  December 31,
                                                                  2000           1999 (1)      2000          1999 (2)
Net Asset Value, Beginning of Period                              $11.76         $10.00         $12.24        $10.00
                                                                -----------    -----------    -----------   -----------
Operations:

   Net investment income                                            0.07           0.08           0.06          0.08
   Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                   (1.10)          1.79          (1.74)         2.25
                                                                -----------    -----------    -----------   -----------
   Total from Investment Operations                                (1.03)          1.87          (1.68)         2.33
                                                                -----------    -----------    -----------   -----------
Distributions to Shareholders:

   Dividends from net investment income                            (0.07)         (0.08)         (0.05)        (0.07)
   Distributions from net realized gain on investments             (0.37)         (0.03)         (0.70)        (0.02)
                                                                -----------    -----------    -----------   -----------
   Total Distributions                                             (0.44)         (0.11)         (0.75)        (0.09)
                                                                -----------    -----------    -----------   -----------

Net Asset Value, End of Period                                    $10.29         $11.76          $9.81        $12.24
                                                                ===========    ===========    ===========   ===========

Total Return**                                                     (8.81%)        18.72%        (13.67%)       23.30%

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands)                       $4,702         $5,967        $17,607       $24,667
   Ratio of Net Investment Income to Average Net Assets

     Before waiver/reimbursement of investment advisory fees        0.27%          0.66%*         0.17%         0.86%*

     After waiver/reimbursement of investment advisory fees         0.62%          0.83%*         0.52%         1.03%*

   Ratio of Expenses to Average Net Assets

     Before waiver/reimbursement of investment advisory fees        0.90%          0.72%*         1.25%         1.07%*

     After waiver/reimbursement of investment advisory fees         0.55%          0.55%*         0.90%         0.90%*

   Portfolio Turnover                                                  5%             3%             6%           10%

(1)  Commenced operations on February 19, 1999.
(2)  Commenced operations on March 22, 1999.
     *  Ratios have been annualized.
     ** Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

SAGE LIFE INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.

                                                                                           NASDAQ - 100   All- Cap Growth
                                                                  Money Market Fund         Index Fund         Fund
                                                           --------------------------------------------------------------
                                                            Year Ended     Period Ended    Period Ended    Period Ended
                                                           December 31,    December 31,      December 31,    December 31,
                                                               2000          1999 (1)          2000 (2)        2000 (2)
Net Asset Value, Beginning of Period                           $  1.00       $ 1.00           $  10.00       $  10.00
                                                           --------------  ------------    --------------  -------------
Operations:
   Net investment income / (loss)                                 0.06         0.04              (0.02)         (0.01)
   Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                 -            -              (3.44)         (2.13)
                                                           --------------  ------------    --------------  -------------
   Total from Investment Operations                               0.06         0.04              (3.46)         (2.14)
                                                           --------------  ------------    --------------  -------------
Distributions to Shareholders:
   Dividends from net investment income                          (0.06)       (0.04)                 -              -
   Distributions from net realized gain on investments               -            -                  -              -
                                                           --------------  ------------    --------------  -------------
   Total Distributions                                           (0.06)       (0.04)              0.00           0.00
                                                           ==============  ============    ==============  =============
Net Asset Value, End of Period                                 $  1.00       $ 1.00           $   6.54       $   7.86

Total Return**                                                    5.94%        4.03%            (34.60%)       (21.40%)

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands)                    $2 ,894       $2,086           $    696       $    811
   Ratio of Net Investment Income to Average Net Assets
     Before waiver/reimbursement of investment advisory fees     5 .45%        4.43%*            (0.82%)*       (0.51%)*

     After waiver/reimbursement of investment advisory fees      5 .80%        4.60%*            (0.72%)*       (0.28%)*

   Ratio of Expenses to Average Net Assets
     Before waiver/reimbursement of investment advisory fees     1 .00%        0.82%*             0.95%*         1.33% *

     After waiver/reimbursement of investment advisory fees      0 .65%        0.65%*             0.85%*         1.10% *

   Portfolio Turnover                                              N/A          N/A                 12%            90%

(1)  Commenced operations on February 19, 1999.
(2)  Commenced operations on September 18, 2000.
     *  Ratios have been annualized.
     ** Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                      See notes to financial statements.

SAGE LIFE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Sage Life Investment Trust (the "Trust") was organized as a Delaware business trust on January 9, 1998 and is registered under the Investment Company Act of 1940, as amended, as a diversified, no-load, open-end management investment company. The Trust is a "series type" which issues separate series of shares, each of which represents a separate diversified portfolio of investments. The Trust is currently composed of five series: S&P 500 Equity Index Fund ("S&P 500 Fund"), EAFE Equity Index Fund ("EAFE Fund"), Nasdaq-100 Index Fund ("Nasdaq-100 Fund" and together with the S&P 500 Fund and EAFE Fund, the "Index Funds"), All-Cap Growth Fund ("All-Cap" and together with the Index Funds, the "Equity Funds"), and the Money Market Fund (together with the Equity Funds, the "Funds" and each individually, a "Fund"). The S&P 500 Fund and the Money Market Fund commenced investment operations on February 19, 1999. The EAFE Fund commenced investment operations on March 22, 1999. The Nasdaq-100 Fund and All-Cap Fund commenced investment operations on September 18, 2000. Shares of the Funds are available to separate accounts funding certain variable annuity and variable life insurance contracts issued by various insurance companies and to various pension and profit-sharing plans.

The S&P 500 Fund seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") before the deduction of fund expenses. The Fund generally intends to allocate its investments among stocks in approximately the same proportions as they are represented in the S&P 500 Index.

The EAFE Fund seeks to replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index ("EAFE Index") before the deduction of fund expenses. The EAFE Index is a market capitalization-weighted equity index. The Fund generally intends to allocate its investments among stocks in approximately the same proportions as they are represented in the EAFE Index.

The Nasdaq-100 Fund seeks to provide investment returns that correspond as closely as possible to the performance of the Nasdaq-100 Index before deduction of fund expenses. The Fund generally intends to allocate its investments among stocks in approximately the same proportions as they are represented in the Nasdaq-100 Index.

The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, market analysis and investment judgement. Instead, the Index Funds utilize a "passive" or "indexing" investment approach and attempt to replicate the investment performance of their respective indexes through statistical procedures.

The All-Cap Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of common stocks that have projected earnings growth and return on equity greater than those of the S&P 500 average. The Fund will primarily own mid-cap and large-cap stocks, but may have some representation from small-cap companies.

The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity. The Fund also intends to maintain a share price of $1.00. The Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances and commercial paper. The Fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements. The Fund maintains an average dollar-weighted portfolio maturity of 90 days or less.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

SAGE LIFE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


Valuation: The Equity Funds' investments, which are traded on recognized domestic or foreign exchanges or for which price quotations are available, are valued each business day on the basis of market valuations furnished by an independent pricing service approved by the Board of Trustees. Securities are valued based on the closing price of the security traded on that exchange prior to the time when the Funds' assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

The Money Market Fund's investments are valued on the basis of amortized cost under the guidance of the Board of Trustees, based on their determination that this constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Foreign currency: Assets and liabilities denominated in foreign currencies are translated into U.S . dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) on investments.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Futures Contracts: The Equity Funds may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Index Funds' investments in financial futures contracts are designed to closely replicate the benchmark index used by the Funds. Risks arise from possible illiquidity of the futures market and from movements in security values.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options: The Equity Funds may also purchase and write call and put options on financial index futures contracts. When a Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently "marked-to-market" to reflect the current market value of the option written. The premium paid by a Fund for the purchase of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The Funds are subject to the risk of an imperfect correlation between movement in the price of the instrument and the price of the underlying security or transaction. Risks may also arise due to illiquid secondary markets for the instruments.

SAGE LIFE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


Federal Income Taxes: Each Fund is a separate entity for federal income tax purposes. No provisions for federal income taxes have been made since each Fund has complied and intends to continue to comply with provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, federal income taxes.

Capital Loss Carryforwards: At December 31, 2000, the following Funds had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

-----------------------------------------------
                   EXPIRATION DECEMBER 31, 2008
-----------------------------------------------
ALL-CAP                     $ 43,022
-----------------
NASDAQ-100                  $  3,348
-----------------------------------------------

Securities Transactions and Investment Income: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Fund identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

Repurchase Agreements: The Funds may enter into repurchase agreements with a bank, broker-dealer or other financial institution, which are secured by obligations of the U.S. government. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of collateral may be subject to certain costs, losses or delays.

Dividends and Distributions to Shareholders: Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. The Equity Funds distribute capital gains and income dividends at least annually and the Money Market Fund declares income dividends daily and pays them monthly. All dividends and capital gains distributions paid by a Fund will be automatically reinvested, at net asset value, in that respective Fund.

Income dividends and capital gain distributions of the Funds are determined in accordance with income tax regulations which may differ from accounting principals generally accepted in the United States. This may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Risks Associated with Foreign Securities: The risks of investing in foreign securities include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in these countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions. This may create substantial delays and settlement failures that could adversely affect a Fund's performance.

SAGE LIFE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


Adverse political, economic or social developments in the countries in which the Fund has invested could undermine value of the Fund's investments or prevent the Fund from realizing their full value. The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect value of the investment itself to U.S. investors.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Sage Advisors, Inc. ("Sage"), a wholly-owned subsidiary of Sage Insurance Group, Inc., is the investment manager of the Funds. In connection with its role as investment manager of the Funds, Sage pays all the Funds' expenses, except brokerage fees, and expenses of the non-interested Trustees (including Fund counsel fees), audit fees and extraordinary expenses. As compensation for services rendered, the Funds pay Sage a monthly fee based on a percentage of the average daily net assets of each Fund at the following annual rates: S&P 500 Fund - 0.55%; EAFE Fund - 0.90%; Nasdaq-100 Fund - 0.85%; All-Cap Fund - 1.10%;
Money Market Fund - 0.65%.

Sage has voluntarily agreed to limit the expenses of the Funds until April 30, 2001. With this limitation the Funds' total expenses are limited to: S&P 500 Fund - 0.55%; EAFE Fund - 0.90%; Nasdaq-100 Fund - 0.85%; All-Cap Fund - 1.10%;
Money Market Fund - 0.65%.

Sage has retained the services of State Street Global Advisors to serve as the investment adviser to the Index Funds, Eagle Asset Management, Inc. to serve as adviser to the All-Cap Fund, and Conning Asset Manangement to serve as the investment adviser to the Money Market Fund. As compensation for the advisers' services and the related expenses they incur with respect to each Fund, Sage pays the applicable adviser a fee, computed daily and payable monthly (quarterly with respect to the Money Market Fund), equal on an annual basis with respect to each Fund's average daily net assets as follows:

     S&P 500 Index Fund: 0.05% of the first $50 million of assets under management, 0.04% of the next $ 50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management with a minimum annual fee of $50,000 .

     EAFE Equity Index Fund: 0.15% of the first $50 million of assets under management, 0.10% of the next $ 50 million of assets under management, and 0.08% on amounts in excess of $100 million of assets under management with a minimum annual fee of $ 65,000.

     Nasdaq-100 Index Fund: 0.10% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management.

     All-Cap Fund: 0.45% of the first $50 million of assets under management, 0.40% of the next $ 250 million of assets under management, and 0.30% on amounts in excess of $300 million of assets under management.

     Money Market Fund: 0.15% of the first $100 million of assets under management, 0.10% of the next $200 million of assets under management, and 0.075% on amounts in excess of $300 million of assets under management.

SAGE LIFE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the period ended December 31, 2000 were as follows:

---------------------------------------------------
                          PURCHASES        SALES
---------------------------------------------------
S&P 500 FUND...........  $  266,508     $1,065,250
---------------------------------------------------
EAFE FUND..............   1,181,222      5,505,821
---------------------------------------------------
NASDAQ-100 FUND........   1,125,425         78,703
---------------------------------------------------
ALL-CAP FUND...........   1,495,530        550,441
--------------------------------------------------

                        REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Sage Life Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sage Life Investment Trust (comprising, respectively, the S&P 500 Equity Index Fund, EAFE Equity Index Fund, Money Market Fund, Nasdaq-100 Index Fund, and All-Cap Growth Fund) (the "Funds") as of December 31, 2000, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds constituting Sage Life Investment Trust at December 31, 2000, and the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Ernest & Young LLP


Philadelphia, Pennsylvania
February 7, 2001

TAX INFORMATION (UNAUDITED)


Dividends Received Deduction: Of the ordinary income (including short-term capital gain) distributions made by the S&P 500 Equity Index Fund during the fiscal year ended December 31, 2000, 94.18% qualify for the dividend received deduction available to corporate shareholders.

Long - Term Designations: During the fiscal year ended December 31, 2000, the following Funds made distributions from long-term capital gains:

--------------------------------
EAFE FUND             $  950,285
--------------------------------
S&P 500 FUND          $  137,339
--------------------------------

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Sage Life Investment Trust

Customer Service Center
P.O. Box 290680
Wethersfield, CT 06129-0680
Phone: 877-TEL-SAGE          Fax: 877-FAX-SAGE
       877-835-7243               877-329-7243
Email: service@sageusa.com

Visit us at www.sageusa.com

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